As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22917

Absolute Shares Trust
(Exact name of registrant as specified in charter)

Millington Securities, Inc.

331 Newman Springs Rd Suite 122

Red Bank, New Jersey 07701
(Address of principal executive offices) (Zip code)

Don Schreiber, Jr.

Millington Securities, Inc.

331 Newman Springs Rd Suite 122

Red Bank, New Jersey 07701
(Name and address of agent for service)

(732) 842-4920

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT
June 30, 2016

WBI Tactical SMG Shares | WBIA
WBI Tactical SMV Shares | WBIB
WBI Tactical SMY Shares | WBIC
WBI Tactical SMS Shares | WBID
WBI Tactical LCG Shares | WBIE
WBI Tactical LCV Shares | WBIF
WBI Tactical LCY Shares | WBIG
WBI Tactical LCS Shares | WBIL
WBI Tactical Income Shares | WBII
WBI Tactical High Income Shares | WBIH

Absolute Shares Trust
Table of Contents

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited)
June 30, 2016

Dear Fellow Shareholder:

The Funds completed their first full year of operation on August 27, 2015. While the Funds are new, the investment philosophy and strategies used in their management have been developed over more than 20 years, and are based on those used for WBI’s separately managed accounts and mutual funds. The fiscal year ended June 30, 2016 was a challenging one for the Funds. Investment markets were confronted by increased volatility, and historically the benefits of the WBI investment management process become most evident during periods of trending market conditions. During periods of negative price trends, the risk management process has resulted in an accumulation of cash and short-term bonds to conserve investment capital. During periods of positive price trends, the security evaluation process used for equity selection has produced candidates with very attractive risk-adjusted return prospects. The long-term results of this disciplined process in conserving and growing investment capital over the more than 20-year history of the WBI investment management process have been, in our opinion, unparalleled. Generating compelling short-term results has been more challenging for these same processes during the current period of exceptional intervention by global monetary authorities, and the resulting spread of negative interest rates and other market distortions.

We do not expect the current conditions to continue indefinitely. We do expect that as the next sustained trend develops, the combination of what we believe to be a superior security selection process, together with our proprietary risk management tools, should produce an investment experience comparable to the long-term historical results of other accounts under WBI management. The consistent application of the disciplined process used to manage the Funds will, we believe, prove to be extremely valuable and attractive to our shareholders. We appreciate the continuing confidence our fellow shareholders have maintained in the Funds, and look forward to pursuing the opportunities we believe our disciplined investment process can offer.

Investment Philosophy

The goal of the WBI Funds is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches. We believe capital preservation is essential to providing long-term portfolio growth and a consistent stream of income. Our focus on value, dividends, and risk management has become fundamental to our investment process.

Performance Overview

During the fiscal year ending June 30, 2016, equity markets have experienced periods of sudden decline, followed by sudden rebounds. Using the S&P 500 Index as an example, stocks fell 10.5% over the 42 days between 8/17/15 and 9/28/15, and fell again by 10.5% over the 42 days from 12/31/15 to 2/11/16. The Funds’ active risk management process successfully conserved capital by raising cash, resulting in smaller percentage declines than were experienced by their benchmarks during these declines. In each instance, however, the index gained more than 12% over just the next 36 days. The security selection process for candidate purchases with the cash raised during declines requires the re-establishment of a positive price trend for confirmation that the risk of further indeterminate declines has abated. As a result, during the extraordinarily rapid rebounds in prices that followed the declines, the deployment of cash by the Funds’ security selection process took place over a more measured interval, causing Fund performance to trail their benchmarks during the rebounds. The cumulative effect of these recurring events resulted in the Funds not recovering the entirety of the losses incurred during their declines. The negative returns that remained caused the Funds to trail their respective benchmarks by the end of their fiscal year:

The WBI Tactical SMG Shares (NYSE Arca: WBIA) returned –13.72% on a NAV basis, and –14.28% based on market price, versus the 1.33% return of the S&P MidCap 400 Index, the Fund’s benchmark.

The WBI Tactical SMV Shares (NYSE Arca: WBIB) returned –12.71% on a NAV basis, and –13.09% based on market price, versus the 1.33% return of the S&P MidCap 400 Index, the Fund’s benchmark.

The WBI Tactical SMY Shares (NYSE Arca: WBIC) returned –15.44% on a NAV basis, and –15.91% based on market price, versus the 1.33% return of the S&P MidCap 400 Index, the Fund’s benchmark.

The WBI Tactical SMS Shares (NYSE Arca: WBID) returned –12.01% on a NAV basis, and –12.62% based on market price, versus the 1.33% return of the S&P MidCap 400 Index, the Fund’s benchmark.

The WBI Tactical LCG Shares (NYSE Arca: WBIE) returned –10.14% on a NAV basis, and –10.58% based on market price, versus the 3.99% return of the S&P 500 Index, the Fund’s benchmark.

The WBI Tactical LCV Shares (NYSE Arca: WBIF) returned –8.63% on a NAV basis, and –9.13% based on market price, versus the 3.99% return of the S&P 500 Index, the Fund’s benchmark.

The WBI Tactical LCY Shares (NYSE Arca: WBIG) returned –13.37% on a NAV basis, and –13.86% based on market price, versus the 3.99% return of the S&P 500 Index, the Fund’s benchmark.

The WBI Tactical LCS Shares (NYSE Arca: WBIL) returned –8.22% on a NAV basis, and –8.72% based on market price, versus the 3.99% return of the S&P 500 Index, the Fund’s benchmark.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

The WBI Tactical Income Shares (NYSE Arca: WBII) returned 0.45% on a NAV basis, and 0.35% based on market price, versus the 5.25% return of the 50% Barclays Global Aggregate Bond/50% S&P 500 Index, the Fund’s custom benchmark.

The WBI Tactical High Income Shares (NYSE Arca: WBIH) returned –2.97% on a NAV basis, and –3.25% based on market price, versus the 5.25% return of the 50% Barclays Global Aggregate Bond/50% S&P 500 Index, the Fund’s custom benchmark.

Net asset value (“NAV”) total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

The strategies used in the management of the Funds do not attempt to replicate or track the performance of any index, and differ significantly from the methods used to construct and maintain the indices that serve as their respective benchmarks. Each of the Funds uses active management processes to screen, rank, and purchase securities with particular attributes and sells securities when certain thresholds are reached, while benchmark indices are unmanaged and consist of a passive representation of all securities that meet the definition of the index constituents. In addition, each Fund uses strategies intended to mitigate volatility and protect capital, and as a result the Funds will often have a significant allocation to cash and cash equivalents. Therefore, while each Fund’s performance includes the effect of an investment in cash equivalents from the proceeds of sales when certain thresholds are met, benchmark indices do not include an allocation to cash equivalents. A distinguishing characteristic of cash equivalents is that their prices are extremely stable and not subject to the levels of price volatility generally exhibited by other investments. Therefore, in periods during which the prices of the securities represented in benchmark indices are falling, an allocation to cash equivalents may contribute to Fund performance that is superior to their benchmarks. In periods during which the prices of the securities represented in benchmark indices are rising, an allocation to cash equivalents in a Fund may cause its performance to trail that of its benchmark. During the most recent fiscal period, the Funds held material allocations to cash equivalents, which contributed to deviations in performance between each Fund and its respective benchmark. You cannot invest directly in an index, including a benchmark index, and benchmark performance does not include the deduction of transaction and operational expenses, or the deduction of an investment management fee, which would alter their indicated historical results.

Despite the limitations of benchmarks in assessing the performance of the Funds, indices can provide some context for understanding how market conditions and active management may have affected Fund performance. A benchmark for each of the Funds is shown because they provide a reference to investments that are similar to the types of investments that may appear from time to time in the Funds. However, none of the benchmarks are, or are likely to become, representative of past or expected Fund holdings or performance.

Review of Fund Trading Activity

The Funds attempt to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. The investment process for each Fund includes a buy discipline and a sell discipline. Each Fund’s trading activity reflects this disciplined investment process as described in its prospectus, and summarized briefly below.

The Funds use quantitative computer screening of fundamental stock information to evaluate domestic and foreign equity securities in an attempt to find companies with attractive characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Funds then add qualifying securities using available cash within the parameters of each Fund’s investment objective and security selection criteria.

The Funds use a proprietary bond model to assess the appropriate duration of their exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. A portion of a Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Funds.

Once a security is purchased for a given Fund, a strict sell discipline with a dynamic stop loss and goal setting process attempts to control the effects of the volatility of each invested position on the Fund’s value. An initial stop percentage and goal price is established at the time a security is purchased. As that security’s specified goal price is approached, the initial stop tolerance set for each security is tightened. If a security stays within its acceptable price channel relative to its current stop, it remains in the Fund’s portfolio. If the security moves below the acceptable price channel, a stop is triggered and the Fund will sell the security. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash with the intention of protecting capital. This process is likely to result in a Fund holding meaningful allocations to cash equivalents during periods of market volatility.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

The investment process has been built on the assumption that future events involve varying degrees of uncertainty. Therefore, the appearance of qualifying stock candidates in the screen results will be respected as a possible indication of the start of a durable price advance, and each stop loss trigger will result in a sale of the relevant security to help prevent losses to capital that could result if the security continued to be held and the price of the security continued to fall. As per this disciplined investment process, during the fiscal period securities identified by the screening and ranking process as attractive were purchased with available cash, and trailing stops were implemented for all securities purchased.

The security selection process has continued to uncover what we believe to be very attractive investment opportunities for each of the Funds.

WBI Tactical SMG Shares (WBIA)

As of June 30, 2016, WBIA held 35 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 30 of these positions had unrealized gains of between 0.10% and 21.53%, while 5 had unrealized losses ranging from –0.52% to –3.26%. The aggregate unrealized gain amounted to 5.36% of the Fund’s period ending net asset value.

Approximately 80% of the securities held by WBIA at any time during the fiscal period were sold. Approximately 22% of the Fund’s holdings were sold for gains, with an average realized gain of 10.9%, and approximately 78% were sold for an average realized loss of –8.7%. Other dispositions (generally involving option and other hedging activity) affected approximately 0.4% of the Fund’s positions, resulting in a gain of 0.2%.

Examples of securities that made positive contributions to WBIA’s performance during the fiscal period include Monolithic Power Systems Incorporated, MSCI Incorporated, Bank of the Ozarks, Domino’s Pizza Incorporated, and MarketAxess Holdings Incorporated. Examples of securities that detracted from the Fund’s performance during the fiscal period include Genworth Financial Incorporated, Select Medical Holdings Corporation, Xerox Corporation, Actuant Corporation, and Amtrust Financial Services.

Seven option/volatility hedges intended to reduce risk were implemented in WBIA during the fiscal period, resulting in a gain of 0.2%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN, Russell 2000 Index, S&P 500 Index, and CR Bard Incorporated. The only hedged position that resulted in a negative return contribution was a separate instance of hedging the Russell 2000 Index.

High turnover in WBIA’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical SMV Shares (WBIB)

As of June 30, 2016, WBIB held 40 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 32 of these positions had unrealized gains of between 0.57% and 22.42%, while 8 had unrealized losses ranging from –2.06% to –8.47%. The aggregate unrealized gain amounted to 3.60% of the Fund’s period ending net asset value.

Approximately 76% of the securities held by WBIB at any time during the fiscal period were sold. Approximately 21% of the Fund’s holdings were sold for gains, with an average realized gain of 10.4%, and approximately 79% were sold for an average realized loss of –7.8%. Other dispositions (generally involving option and other hedging activity) affected approximately 0.4% of the Fund’s positions, resulting in an average gain of 0.2%.

Examples of securities that made positive contributions to WBIB’s performance during the fiscal period include Adidas AG, Activision Blizzard Incorporated, CR Bard Incorporated, Nasdaq Incorporated, and CBS Corporation. Examples of securities that detracted from the Fund’s performance during the fiscal period include Manpower Group Incorporated, Cameron International Corporation, Knoll Incorporated, Cullen/Frost Bankers Incorporated, and Cooper Tire & Rubber.

Five option/volatility hedges intended to reduce risk were implemented in WBIB during the fiscal period, resulting in an aggregate gain of approximately 0.20%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN, Russell 2000 Index, and S&P 500 Index. The only hedged position that resulted in a negative return contribution was a separate instance of hedging the Russell 2000 Index.

High turnover in WBIB’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

WBI Tactical SMY Shares (WBIC)

As of June 30, 2016, WBIC held 42 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 31 of these positions had unrealized gains of between 0.40% and 38.57%, while 11 had unrealized losses ranging from –0.08% to –4.82%. The aggregate unrealized gain amounted to 2.12% of the Fund’s period ending net asset value.

Approximately 73% of the securities held by WBIC at any time during the fiscal period were sold. Approximately 17% of the Fund’s holdings were sold for gains, with an average realized gain of 10.8%, and approximately 83% were sold for an average realized loss of –8.0%. Other dispositions (generally involving option and other hedging activity) affected approximately 0.4% of the Fund’s positions, resulting in an average gain of 0.1%.

Examples of securities that made positive contributions to WBIC’s performance during the fiscal period include Black Hill Corporation, CMS Energy Corporation, Hasbro Incorporated, Estee Lauder Companies, and Nasdaq Incorporated. Examples of securities that detracted from the Fund’s performance during the fiscal period include Cullen/Frost Bankers Incorporated, Teekay Tankers Limited, Waddell & Reed Financial, Target Corporation, and Eastman Chemical Company.

Five option/volatility hedges intended to reduce risk were implemented in WBIC during the fiscal period, resulting in an aggregate gain of approximately 0.13%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN, Russell 2000 Index, and S&P 500 Index. The only hedged position that resulted in a negative return contribution was a separate instance of hedging the Russell 2000 Index.

High turnover in WBIC’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical SMS Shares (WBID)

As of June 30, 2016, WBID held 34 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 28 of these positions had unrealized gains of between 0.40% and 32.57%, while 6 had unrealized losses ranging from –2.07% to –5.13%. The aggregate unrealized gain amounted to 4.98% of the Fund’s period ending net asset value.

Approximately 79% of the securities held by WBID at any time during the fiscal period were sold. Approximately 20% of the Fund’s holdings were sold for gains, with an average realized gain of 11.0%, and approximately 80% were sold for an average realized loss of –8.7%. Other dispositions (generally involving option and other hedging activity) affected approximately 0.7% of the Fund’s positions, resulting in an average loss of –0.1%.

Examples of securities that made positive contributions to WBID’s performance during the fiscal period include MSCI Incorporated, Bank of the Ozarks, Matson Incorporated, Dean Foods Company, and Nasdaq Incorporated. Examples of securities that detracted from the Fund’s performance during the fiscal period include Foot Locker Incorporated, Cullen/Frost Bankers Incorporated, Williams-Sonoma Incorporated, Nexstar Broadcasting Group, and American Eagle Outfitters.

Six option/volatility hedges intended to reduce risk were implemented in WBID during the fiscal period, resulting in an aggregate loss of approximately –0.05%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include Broadcom Limited, Russell 2000 Index, and S&P 500 Index. Examples of positions that resulted in negative return contributions include iPath S&P 500 VIX ETN and a separate instance of hedging the Russell 2000 Index.

High turnover in WBID’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical LCG Shares (WBIE)

As of June 30, 2016, WBIE held 30 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 24 of these positions had unrealized gains of between 1.23% and 27.80%, while 6 had unrealized losses ranging from –0.08% to –4.96%. The aggregate unrealized gain amounted to 4.49% of the Fund’s period ending net asset value.

Approximately 80% of the securities held by WBIE at any time during the fiscal period were sold. Approximately 23% of the Fund’s holdings were sold for gains, with an average realized gain of 11.4%, and approximately 77% were sold for an average realized loss of –8.2%. Other dispositions (generally involving option and other hedging activity) affected approximately 0.4% of the Fund’s positions, resulting in an average gain of 0.3%.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

Examples of securities that made positive contributions to WBIE’s performance during the fiscal period include Alphabet Incorporated, Estee Lauder Companies, Fiserv Incorporated, Bancolombia SA, and Amazon.com Incorporated. Examples of securities that detracted from the Fund’s performance during the fiscal period include Genworth Financial Incorporated, Halliburton Company, Office Depot Incorporated, Walgreens Boots Alliance Incorporated, and Cameron International Corporation.

Eleven option/volatility hedges intended to reduce risk were implemented in WBIE during the fiscal period, resulting in an aggregate gain of approximately 0.28%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN, S&P 500 Index, and CBS Corporation. The only hedged position that resulted a negative return contribution was a separate instance of hedging the S&P 500 Index.

High turnover in WBIE’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical LCV Shares (WBIF)

As of June 30, 2016, WBIF held 29 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 24 of these positions had unrealized gains of between 0.25% and 19.99%, while 5 had unrealized losses ranging from –2.22% to –4.90%. The aggregate unrealized gain amounted to 3.75% of the Fund’s period ending net asset value.

Approximately 80% of the securities held by WBIF at any time during the fiscal period were sold. Approximately 26% of the Fund’s holdings were sold for gains, with an average realized gain of 8.8%, and approximately 74% were sold for an average realized loss of –7.9%. Other dispositions (generally involving option and other hedging activity) affected approximately 1.7% of the Fund’s positions, resulting in an average gain of 0.1%.

Examples of securities that made positive contributions to WBIF’s performance during the fiscal period include Activision Blizzard Incorporated, Nasdaq Incorporated, TJX Companies Incorporated, Facebook Incorporated, and Progressive Corporation. Examples of securities that detracted from the Fund’s performance during the fiscal period include Genworth Financial Incorporated, Ericsson Telecom ADR, L Brands Incorporated, HNI Corporation, and General Motors Company.

Four option/volatility hedges intended to reduce risk were implemented in WBIF during the fiscal period, resulting in an aggregate gain of approximately 0.15%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN and S&P 500 Index. The only hedged position that resulted in a negative return contribution was a separate instance of hedging the S&P 500 Index.

High turnover in WBIF’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical LCY Shares (WBIG)

As of June 30, 2016, WBIG held 26 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 22 of these positions had unrealized gains of between 0.31% and 17.46%, while 4 had unrealized losses ranging from –1.82% to –3.62%. The aggregate unrealized gain amounted to 1.99% of the Fund’s period ending net asset value.

Approximately 82% of the securities held by WBIG at any time during the fiscal period were sold. Approximately 17% of the Fund’s holdings were sold for gains, with an average realized gain of 4.6%, and approximately 83% were sold for an average realized loss of –7.2%. Other dispositions (generally involving option and other hedging activity) affected approximately 2.8% of the Fund’s positions, resulting in an average loss of –0.02%.

Examples of securities that made positive contributions to WBIG’s performance during the fiscal period include Reynolds America Incorporated, Ultrapar Participacoes ADR, Progressive Corporation, Sanofi ADR, and Lockheed Martin Corporation. Examples of securities that detracted from the Fund’s performance during the fiscal period include Genworth Financial Incorporated, Sasol Limited ADR, Teva Pharmaceutical Industries Limited ADR, Host Hotels & Resorts Incorporated, and Target Corporation.

Four option/volatility hedges intended to reduce risk were implemented in WBIG during the fiscal period, resulting in an aggregate loss of approximately –0.02%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN and S&P 500 Index. The only hedged position that resulted in a negative return contribution was a separate instance of hedging the S&P 500 Index.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

High turnover in WBIG’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical LCS Shares (WBIL)

As of June 30, 2016, WBIL held 26 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 25 of these positions had unrealized gains of between 0.31% and 18.34%, while 1 had an unrealized loss of –3.62%. The aggregate unrealized gain amounted to 3.99% of the Fund’s period ending net asset value.

Approximately 79% of the securities held by WBIL at any time during the fiscal period were sold. Approximately 24% of the Fund’s holdings were sold for gains, with an average realized gain of 6.0%, and approximately 76% were sold for an average realized loss of –7.5%. Other dispositions (generally involving option and other hedging activity) affected approximately 2.7% of the Fund’s positions, resulting in an average gain of 0.1%.

Examples of securities that made positive contributions to WBIL’s performance during the fiscal period include Activision Blizzard Incorporated, TJX Companies Incorporated, Nasdaq Incorporated, Visa Incorporated, and Brown-Forman Corporation. Examples of securities that detracted from the Fund’s performance during the fiscal period include Genworth Financial Incorporated, Intuit Incorporated, Cameron International Corporation, General Motors Company, and Ericsson Telecom ADR.

Four option/volatility hedges intended to reduce risk were implemented in WBIL during the fiscal period, resulting in an aggregate gain of approximately 0.10%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN and S&P 500 Index. The only hedged position that resulted in a negative return contribution was a separate instance of hedging the S&P 500 Index.

High turnover in WBIL’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical Income Shares (WBII)

As of June 30, 2016, WBII held 26 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 25 of these positions had unrealized gains of between 0.57% and 11.21%, while 1 had an unrealized loss of –0.87%. The aggregate unrealized gain amounted to 3.15% of the Fund’s period ending net asset value.

Approximately 72% of the securities held by WBII at any time during the fiscal period were sold. Approximately 33% of the Fund’s holdings were sold for gains, with an average realized gain of 2.6%, and approximately 67% were sold for an average realized loss of –5.0%. Other dispositions (generally involving option and other hedging activity) affected approximately 3.8% of the Fund’s positions, resulting in an average gain of 0.02%.

Examples of securities that made positive contributions to WBII’s performance during the fiscal period include iShares 20+ Year Treasury Bond ETF, Home Depot Incorporated, Altria Group Incorporated, L Brands Incorporated, and iShares Core US Aggregate Bond ETF. Examples of securities that detracted from the Fund’s performance during the fiscal period include Teva Pharmaceutical Industries Limited ADR, Target Corporation, Lincoln National Corporation, Western Union Company, and Apple Incorporated.

Three option/volatility hedges intended to reduce risk were implemented in WBII during the fiscal period, resulting in an aggregate gain of approximately 0.02%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include L Brands Incorporated and Teva Pharmaceutical Industries Limited ADR. The only hedged position that resulted in a negative return contribution was iPath S&P 500 VIX ETN.

High turnover in WBII’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical High Income Shares (WBIH)

As of June 30, 2016, WBIH held 31 securities in addition to a position in a money market fund which served as a cash equivalent. From the time of their purchase, 28 of these positions had unrealized gains of between 0.40% and 13.21%, while 3 had unrealized losses ranging from –0.87% to –4.73%. The aggregate unrealized gain amounted to 2.77% of the Fund’s period ending net asset value.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

Approximately 70% of the securities held by WBIH at any time during the fiscal period were sold. Approximately 22% of the Fund’s holdings were sold for gains, with an average realized gain of 4.2%, and approximately 78% were sold for an average realized loss of –6.2%. Other dispositions (generally involving option and other hedging activity) affected approximately 7.5% of the Fund’s positions, resulting in an average gain of 0.1%.

Examples of securities that made positive contributions to WBIH’s performance during the fiscal period include iShares 20+ Year Treasury Bond ETF, Altria Group Incorporated, Lockheed Martin Corporation, L Brands Incorporated, and Broadcom Limited. Examples of securities that detracted from the Fund’s performance during the fiscal period include Atwood Oceanics Incorporated, SPDR Barclays High Yield Bond ETF, Ameriprise Financial Incorporated, Guggenheim Bulletshares 2020 ETF, and Lam Research Corporation.

Four option/volatility hedges intended to reduce risk were implemented in WBIH during the fiscal period, resulting in an aggregate gain of approximately 0.08%. Examples of positions that were hedged with positive return contributions arising from the hedge itself include iPath S&P 500 VIX ETN, L Brands Incorporated, and Altria Group Incorporated. There were no negative contributions to performance arising from hedges.

High turnover in WBIH’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Market Conditions

Quarter by quarter review of fiscal period market conditions 2015-2016

3rd Quarter 2015

During the third quarter of last year, the stock market correction many thought was overdue finally arrived. From July 20th through August 25th the S&P 500 Index plunged 12.25% to finish the quarter with a loss of 6.94%. The Dow Jones Industrial Average (DJIA) and NASDAQ followed a similar path, dropping 13.54% and 13.64% respectively from their quarterly highs to their August lows. The small company Russell 2000 Index also fell, losing 14.88% during its drop from high to low.

International equity markets also took a hit during the quarter, with many indices closing the quarter with double digit losses. The Brazilian Bovespa Index lost 15.11% during the quarter, and was down 22.38% from its high in May, as declining commodity prices appeared to hit emerging market stocks hard. The Commodity Research Bureau (CRB) Index fell 14.71% during the quarter, and West Texas Intermediate crude oil lost more than 24%.

The reported slowing of economic growth in China was apparently not well received by investors. The decline in the Shanghai Stock Exchange Composite Index that began on June 12 continued to take a heavy toll. The index lost another 28.63% in the third quarter, bringing its loss from the June high to 40.91%. Still, big gains earlier in 2015 left the index down only 5.62% for the year.

“Stock market woe makes bond markets go” would have been an apt slogan for the third quarter. Despite recurring statements from the Federal Reserve that interest rates were likely to head higher before the end of the year, bonds enjoyed a solid quarter. Rising interest rates tend to cause prices of existing bonds to fall, so it seems a flight to perceived safety was at least partially responsible for the rally in bonds. In fact, the safer the bond, the stronger the rally tended to be. Corporate bonds, as represented by the Dow Jones Equal Weight U.S. Corporate Bond Index gained 1.07% during the quarter, but the presumably safer Treasury bonds outpaced them, as the Barclays U.S. Treasury 20+ Year Bond Index jumped 5.32% over the same period.

Looking back to mid-October 2014, the major U.S. equity markets were also struggling through a lackluster year. The S&P 500 was only up 0.78%, the DJIA was down 2.77%, and the small company Russell 2000 was down 9.83% for the year. Stocks finished with a flourish, however, and by the end of 2014 the S&P 500 sported an 11.39% return (13.69% with dividends), the DJIA was up 7.52%, and the Russell 2000 had climbed back to a 3.53% gain, providing recent proof that year-end rallies are possible. As the fourth quarter of 2015 began, stock indices found themselves in an even deeper hole than at the same time a year earlier, so it would take a bigger bounce to hop back onto positive ground.

4th Quarter 2015

A big bounce is exactly what U.S. equity markets got in October. The DJIA jumped 8.47%, the S&P 500 Index gained 8.30% (8.44% including dividends), and the NASDAQ moved 9.38% higher. Despite giving back some of those gains in December, the major U.S. indices finished the quarter almost high enough to bring their returns for all of 2015 back into positive territory.

International stock markets rose along with U.S. stocks in the fourth quarter, just as they had tracked them lower in the third quarter. Commodities continued their swoon right into year-end, with the CRB Index dropping another 9.09% during the quarter, bringing its loss for all of 2015 to 23.40%.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

The move in stocks seemed to take a bit of a toll on fixed income, as the flight from quality took corporate and treasury bonds lower for the quarter.

In the end, 2015 turned out to be a challenging year as investment markets were confronted by increased volatility, and divided-paying and value securities underperformed other types of investments.

1st Quarter 2016

The first six weeks of 2016 were terrible for stocks. The S&P 500, Dow Jones Industrial Average (DJIA), NASDAQ, and Russell 2000 were all down more than 10% by February 11th. Investors who had been looking for a good start to 2016 after a lackluster 2015 found the S&P 500 and DJIA were down more than 14% from their highs last May, with the NASDAQ down nearly 15% and the small company Russell 2000 down more than 24%.

From February’s lows, stock indices bounced back sharply, jumping more than 12% in just seven weeks. The rapid rebound completed a round trip that brought the indices back to nearly where they began the year. Despite all the volatility, the S&P 500, DJIA, and NASDAQ ended the quarter fractionally lower than they were twelve months earlier. The Russell 2000, however, was still more than 11% lower than it was at the same time the previous year.

Global markets followed a similar up and down pattern. The MSCI Emerging Markets Index bounced back to a gain of 5.37% for the quarter, but the rebound couldn’t make up for all the ground lost in many equity markets in the developed countries of Europe and Asia.

Interest rates in the U.S. were still low by historical standards, but as foreign bond markets around the globe saw rates diving into negative territory, even low—but still positive—bond yields probably looked like quite a bargain. The turmoil in equity markets also seemed to give a nice boost to the U.S. bond market during the quarter, and corporate and government bond indices enjoyed solid gains.

Commodities as measured by the CRB Index ended the quarter lower, although like stocks, they rebounded from even lower levels by quarter’s end. Crude Oil (WTI Spot) dipped below $27/barrel twice before ending March at just over $38/barrel and a 3.5% quarterly gain. One conspicuous big gainer among commodities during the quarter was gold. It became more precious by $171/ounce, good for a gain of just over 16%.

If some of this seems familiar—especially the action in stocks—it should. The rapid decline and rebound during the first quarter of this year is an eerie echo of a similar story last year. From August 17 to September 28 last year, a period of 42 days, the S&P 500 fell by 10.50%. Over the 42 days from December 31, 2015 to February 11 this year, the S&P 500 fell by 10.51%. Just 36 days after hitting its low last September, the S&P 500 gained 12.12% by November 3. How much did the S&P 500 gain by March 18 this year, 36 days after hitting its February low? 12.06%.

Market declines of around 10% aren’t extremely rare, but they tend to be spaced a bit farther apart than every 135 days. Is the similarity of these last two rapid drops and even more rapid rebounds just a coincidence, or are they an indication that there’s something new driving these rapid-fire bouts of volatility? Perhaps the increased frequency of these kinds of ups and downs will feed complacency, as investors begin to take periodic market declines of 10% in stride. That is, of course, until one of these declines doesn’t bounce right back, but instead turns into something much worse.

2nd Quarter 2016

Who’s it? What’s it? Brexit?

The vote that took place on June 23rd in Great Britain and Northern Ireland about whether or not the United Kingdom should remain a member of the European Union was probably not circled on the calendar of many U.S. investors as a potentially market moving event. Dubbed “Brexit” in the press (a play on British exit), the vote was widely expected to be a non-event, with bookies in London assessing the odds at 90% in favor of a vote to stay. As we now know, that’s not what actually happened. The UK voted to leave, the Prime Minister resigned, and equity markets around the world were shaken—then stirred.

The Financial Times Stock Exchange 100 Index (FTSE) in London dropped 5.62% over the next two trading days, but quickly regained 6.32% to close the quarter higher than it was before the vote. Over the same four trading days the Dow Jones Industrial Average dropped 871 points, and then gained 790 of those points back in the two trading days that followed.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

Investors are apparently banking on monetary authorities to cushion the short-term shocks to the global economy that the split between the UK and EU may cause. As for the potential long-term negatives Brexit may cause, it appears investors will worry about those later. The FTSE gained 5.33% for the quarter—despite Brexit—but other international stock markets generally didn’t fare as well. International stocks as measured by the EAFE lost 2.64% during the quarter, and Japan’s Nikkei dropped 7.06% to bring the year-to-date loss in that index to 18.17%.

The brief Brexit bobble closed out what was otherwise a relatively quiet second quarter in U.S. equity markets. Until the vote, the S&P 500 Index had traded within a 4% range, and closed the quarter up 1.90% (2.46% including dividends). The Dow Jones Industrial Average ended the quarter 1.38% higher, but the NASDAQ dipped 0.56% over the three-month period.

Bonds continued to add to their strong first quarter performance. The Dow Jones Equal Weight Corporate Bond Index added 3.15%, and the Barclays U.S. Treasury 20+ Year Index gained 6.76%.

Commodities bounced back after a weak 2015 and first quarter of this year. Oil (West Texas Intermediate Futures) jumped 16.97% and Gold gained 7.23%, helping the CRB Commodity Index to a 12.93% gain for the quarter.

Political drama now moves from Europe to the U.S. as the Republican and Democratic conventions in July launch the home stretch of the election season. There’ll be plenty of predictions between now and November, but as we learned from our friends “across the pond”, anything is possible.

Investment Commentary

Better Days?

We’re halfway through 2016, and it seems like a good time to pause, take a step back, and assess the U.S. economy and equity markets. Let’s take a big picture look at what’s going on, ask ourselves a few questions, and see if the exercise helps provide a context for what may lie ahead.

➢    Interest Rates

The level and direction of interest rates can have a profound effect on an economy, and therefore on the prices of economically sensitive assets like stocks, bonds, real estate, and commodities. High rates can make it difficult for consumers to finance the purchase of a home or car, and for businesses to finance new products or equipment. Low rates can lead to a virtuous economic cycle of more sales, more production, and more jobs—leading to more sales, and so on. The U.S. Federal Reserve has the job of trying to keep the economy on a relatively even keel; not growing so fast that inflation runs out of control, or growing so slowly that the economy slips into recession. The Federal Reserve—and all central banks—meet their mandate by using monetary policy, and the tools they use to implement monetary policy work primarily by moving interest rates. Is the economy running a little hot, causing an uptick in inflation? Tap interest rates a bit higher. Is a slowdown causing unemployment to creep higher? Tap rates down a little.

In the wake of the financial crisis and Great Recession, central banks around the world have taken a sledge hammer to rates. They pushed short term rates to zero. When that didn’t move long-term rates down enough, they introduced Quantitative Easing, stepping in to the market to buy bonds with newly printed money to drive rates still lower. When even long-term rates of 0% didn’t seem to be low enough, many monetary authorities drove rates into negative territory. In a development that would have been unthinkable just a few years ago, trillions of dollars of sovereign debt now carry negative yields, and hundreds of billions of corporate bonds do as well. Investors in these bonds aren’t being paid for the use of their money, they are essentially paying borrowers a storage fee for warehousing their cash for them.

Are central bankers implementing unprecedented Quantitative Easing programs and negative interest rates because they see evidence that conditions are favorable for economic growth, or because they are alarmed at economic conditions dangerous enough to justify extraordinary intervention?

➢    The Economy

Economic conditions in the U.S. have been trending lower since peaking in the third quarter of 2014. As measured by Real Gross Domestic Product (GDP), economic growth averaged 2.68% in 2013, 2.53% in 2014, 1.88% in 2015, and just 1.00% through the first two quarters of this year. Before this year began, the Federal Reserve signaled that it expected to raise interest rates up to four times in 2016. Unless the economy starts to perk up, the Fed may decide to hold off on doing anything that could slow things down further.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

➢    Earnings

A slowing economy is not exactly what the doctor ordered for corporate profits. Like GDP, Earnings from Continuing Operations for the S&P 500 Index also peaked in the third quarter of 2014 and have been trending lower since. Stocks are ownership interests in the companies that issue them; companies that are in business to make money. How much investors are prepared to pay for a stock to own a piece of that business presumably has some relationship to how much money that company can earn for them as shareholders and owners. If profits are falling, should the value of the company be rising?

➢    Valuation

One widely used method to value companies is the Price Earnings Ratio, or P/E. The P/E of a stock shows how many years’ worth of earnings an investor has to pay to buy a share of the stock. If two stocks with the same earnings per share are selling at different prices, the one with the higher P/E would be considered more expensive by this measure.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

Why would two stocks with the same earnings per share sell at different prices? Investors may be expecting the one with the higher P/E, the more expensive stock, to grow its profits faster than the other. If earnings are growing, why not pay up a little to own a share of a growing stream of profits?

But what if profits are shrinking instead of growing? Shouldn’t stock prices fall along with earnings? Apparently not. Despite the downward trend in earnings growth, the stock market as measured by the S&P 500 Index closed the second quarter of this year 6.42% higher than it did at the end of the third quarter of 2014 when earnings were peaking. As prices have risen and earnings have fallen, the P/E of the S&P 500 Index has risen from 18.39 on 9/30/2014 to 24.19 on 6/30/2016. Based on the P/E, the S&P 500 Index ended the most recent quarter 31.54% more expensive than it was less than two years ago.

➢    Coming Soon?

What are we to make of the big picture?

✓	Global economic conditions apparently look dangerous enough for central banks around the world to use extraordinary monetary intervention to drive interest rates below zero,
✓	Economic growth has been in a downtrend and is still losing steam,
✓	Corporate earnings are falling, and
✓	Many stocks are more expensive than they were not very long ago.

It’s entirely possible that better days lie ahead. Massive monetary intervention by the folks who print the money may turn the economic tide after all. Recovering economies may feed corporate profits, and rising profits may help stock values catch up to their prices.

It’s also possible that printing more money won’t be enough to paper over the problems facing the global economy any time soon, and the picture painted by the current facts will remain the investment landscape for longer than we would like.

As we wait for the future to come into focus, should investors become more aggressive, with less emphasis on managing risk and protecting capital, or should they become more conservative, with greater emphasis on capital conservation and risk management?

As professionals entrusted with the care of our clients’ financial well-being, the answer is clear to us. We will continue to follow the disciplined investment process we have used for more than twenty years to evaluate and pursue possible opportunities, while attempting to protect capital in volatile markets. In our view, that’s the prudent path to better days, no matter how long they take to get here.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (continued)
June 30, 2016

The Bottom Line

We believe that the appropriate approach to investing in a volatile world is one that’s responsive to continually changing conditions and opportunities. We think that process should be focused on managing risk as well as on pursuing return. It should be disciplined and have a track record that spans both good times and bad. In short, our opinion is that it should be just like the process we have used for our investment management clients for the last 24 years—and continue to use to manage the Funds today.

Sincerely,

Gary E. Stroik Co-Portfolio Manager Vice President & Chief Investment Officer	Don Schreiber, Jr. Co-Portfolio Manager Founder & CEO

Past performance is not a guarantee of future results.

Opinions expressed are those of WBI Investments, Inc. (“WBI”), the Funds’ investment sub-adviser, are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Exchange Traded Fund investing involves risk. Principal loss is possible. The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks can be greater in emerging markets. The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Because the Funds invest in other exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds may invest in exchange-traded notes (“ETN”), which are subject to the credit risk of the issuer. Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes. The Funds may invest in Real Estate Investment Trusts (“REITs”). Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Funds may invest in master limited partnerships (“MLP”), which are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. References to other funds should not be interpreted as an offer of these securities. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

While the Funds are no-load, commission charges on the purchase of shares, management fees and other expenses will apply. Please refer to the prospectus for additional information.

A stop loss order directs a brokerage firm to sell the specified security at the prevailing market price should that security’s price fall to or below a stipulated price. A stop limit order directs a brokerage firm to sell the specified security should that security’s price fall to or below a stipulated price, but only if the transaction can be executed at or above the limit price given as part of the order. The Funds use WBI’s proprietary Dynamic Trailing Stop/Loss System (DTSTM), which is designed to help control the risk to invested capital when investing in volatile securities and markets. The DTSTM is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process for monitoring price movements. While the DTSTM may be used to initiate the process for selling a security, it does not assure that a particular execution price will be received.

Absolute Shares Trust
Management’s Discussion of Fund Performance (Unaudited) (concluded)
June 30, 2016

The source for index price and performance data used in the discussion of market conditions and market commentary is Bloomberg. The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

An investment in the Funds must be preceded or accompanied by a prospectus.

WBI Shares Exchange Traded Funds are distributed by Foreside Fund Services, LLC.

Benchmark Definitions

The Russell Global SMID Growth Index measures the growth segment for small and mid-size securities in the global equity universe.

The Russell Global SMID Value Index measures the value segment of the small to mid-cap global equity universe, which represents companies that are considered less expensive than the overall market.

The MSCI World High Dividend Yield Index is designed to reflect performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average, and dividend yields that are sustainable and persistent.

The Russell Global SMID Defensive Index measures the performance of the investable securities in the Global SMID Defensive segment of the market.

The Russell Global Large Cap Growth Index measures the growth segment for the largest securities in the global equity universe.

The Russell Global Large Cap Value Index measures the value segment of the large cap global equity universe, which represents companies that are considered less expensive than the overall market.

The Russell Global Large Cap Defensive Index measures the performance of the investable securities in the Global Large Cap Defensive segment of the market.

The 50% Barclays Global Aggregate Bond & 50% Russell Global Index is a custom index combining the Barclays Global Aggregate High-Yield Bond Index and Russell Global Index. The Barclays Global Aggregate High-Yield Bond Index is an unmanaged index considered representative of fixed-rate, noninvestment-grade debt of companies in the U.S., developed markets and emerging markets. The Russell Global Index measures the performance of the global equity market based on all investable equity securities.

The Financial Times Stock Exchange 100 Index (FTSE) is an index composed of the 100 largest companies listed on the London Stock Exchange.

The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities with market capitalizations between $850 million and $3.8 billion.

The S&P 500 Index includes a representative sample of large-cap U.S. companies in leading industries where all cash payouts (dividends) are reinvested automatically.

Absolute Shares Trust
WBI Tactical SMG Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical SMG Shares — NAV	(13.72)%	(7.21)%
WBI Tactical SMG Shares — Market	(14.28)%	(7.44)%
S&P MidCap 400 Index	1.33%	4.16%
Russell Global SMID Growth Index	N/A [1]	N/A [1]

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the Russell Global SMID Growth Index to S&P MidCap 400 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

[1]	The Russell Global SMID Growth Index was decommissioned on March 20, 2016, at which time its average annual return for the period from 8/25/14 (Fund inception) to 3/20/16 was –2.06% compared to the Fund return of –9.20% and the Index’s fiscal year to date total return (for the period from 6/30/15-3/20/16) was –7.06% compared to the Fund’s total return for the same period of –14.83%.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.03%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical SMV Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical SMV Shares — NAV	(12.71)%	(7.52)%
WBI Tactical SMV Shares — Market	(13.09)%	(7.62)%
S&P MidCap 400 Index	1.33%	4.16%
Russell Global SMID Value Index	N/A [1]	N/A [1]

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the Russell Global SMID Value Index to S&P MidCap 400 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

[1]	The Russell Global SMID Value Index was decommissioned on March 20, 2016, at which time its average annual return for the period from 8/25/14 (Fund inception) to 3/20/16 was –3.01% compared to the Fund return of –8.82% and the Index’s fiscal year to date total return (for the period from 6/30/15-3/20/16) was –6.43% compared to the Fund’s total return for the same period of –12.74%.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.07%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical SMY Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical SMY Shares — NAV	(15.44)%	(9.97)%
WBI Tactical SMY Shares — Market	(15.91)%	(10.13)%
S&P MidCap 400 Index	1.33%	4.16%
MSCI World High Dividend Yield Index	5.07%	0.34%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the MSCI World High Dividend Yield Index to S&P MidCap 400 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.04%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical SMS Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical SMS Shares — NAV	(12.01)%	(9.46)%
WBI Tactical SMS Shares — Market	(12.62)%	(9.69)%
S&P MidCap 400 Index	1.33%	4.16%
Russell Global SMID Defensive Index	(4.48)%	(1.47)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the Russell Global SMID Defensive Index to S&P MidCap 400 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.07%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical LCG Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical LCG Shares — NAV	(10.14)%	(6.27)%
WBI Tactical LCG Shares — Market	(10.58)%	(6.45)%
S&P 500 Index	3.99%	4.91%
Russell Global Large Cap Growth Index	N/A [1]	N/A [1]

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the Russell Global Large Cap Growth Index to S&P 500 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

[1]	The Russell Global Large Cap Growth Index was decommissioned on March 20, 2016, at which time its average annual return for the period from 8/25/14 (Fund inception) to 3/20/16 was –0.14% compared to the Fund return of –7.10% and the Index’s fiscal year to date total return (for the period from 6/30/15-3/20/16) was –2.76% compared to the Fund’s total return for the same period of –9.77%.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.02%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical LCV Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical LCV Shares — NAV	(8.63)%	(6.48)%
WBI Tactical LCV Shares — Market	(9.13)%	(6.64)%
S&P 500 Index	3.99%	4.91%
Russell Global Large Cap Value Index	N/A [1]	N/A [1]

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the Russell Global Large Cap Value Index to S&P 500 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

[1]	The Russell Global Large Cap Value Index was decommissioned on March 20, 2016, at which time its average annual return for the period from 8/25/14 (Fund inception) to 3/20/16 was –4.90% compared to the Fund return of –7.40% and the Index’s fiscal year to date total return (for the period from 6/30/15-3/20/16) was –6.31% compared to the Fund’s total return for the same period of –8.33%.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.04%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical LCY Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical LCY Shares — NAV	(13.37)%	(9.99)%
WBI Tactical LCY Shares — Market	(13.86)%	(10.14)%
S&P 500 Index	3.99%	4.91%
MSCI World High Dividend Yield Index	5.07%	0.34%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the MSCI World High Dividend Yield Index to S&P 500 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.03%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical LCS Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical LCS Shares — NAV	(8.22)%	(6.84)%
WBI Tactical LCS Shares — Market	(8.72)%	(7.01)%
S&P 500 Index	3.99%	4.91%
Russell Global Large Cap Defensive Index	4.10%	1.94%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark index from the Russell Global Large Cap Defensive Index to S&P 500 Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.04%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical Income Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical Income Shares — NAV	0.45%	1.74%
WBI Tactical Income Shares — Market	0.35%	1.72%
50% S&P 500 Index & 50% Barclays Capital Aggregate Bond Index	5.25%	4.62%
50% Barclays Global Aggregate Bond Index & 50% Russell Global Index	2.88%	(0.01)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark indices from the 50% Barclays Global Aggregate Bond Index & 50% Russell Global Index to 50% S&P 500 Index & 50% Barclays Capital Aggregate Bond Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.08%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Tactical High Income Shares
Performance Summary (Unaudited)

Average Annual Returns Period Ending June 30, 2016	1 Year	Since Inception (8/25/14)
WBI Tactical High Income Shares — NAV	(2.97)%	(1.96)%
WBI Tactical High Income Shares — Market	(3.25)%	(2.02)%
50% S&P 500 Index & 50% Barclays Capital Aggregate Bond Index	5.25%	4.62%
50% Barclays Global Aggregate Bond Index & 50% Russell Global Index	2.88%	(0.01)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

On October 31, 2015, the Fund changed its benchmark indices from the 50% Barclays Global Aggregate Bond Index & 50% Russell Global Index to 50% S&P 500 Index & 50% Barclays Capital Aggregate Bond Index (the “New Index”). While the Fund’s strategy involves active management of a potentially wide range of assets, and no widely recognized benchmark is likely to be representative of the performance of the Fund, the Advisor believes that the New Index is more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbishares.com.

Per the Prospectus, the Fund’s annual operating expense (gross) is 1.12%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2017. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
Portfolio Allocations

As of June 30, 2016 (Unaudited)

WBI Tactical SMG Shares
Sector	Percentage of Net Assets
Consumer Discretionary	23.1%
Industrials	22.5%
Financials	14.5%
Consumer Staples	11.8%
Information Technology	9.9%
Health Care	5.7%
Materials	4.0%
Short-Term Investments and
Other Assets and Liabilities	8.5%
TOTAL	100.0%

WBI Tactical SMV Shares
Sector	Percentage of Net Assets
Consumer Discretionary	28.6%
Financials	16.0%
Materials	10.7%
Industrials	9.8%
Information Technology	6.0%
Consumer Staples	5.5%
Utilities	3.3%
Health Care	1.1%
Short-Term Investments and
Other Assets and Liabilities	19.0%
TOTAL	100.0%

WBI Tactical SMY Shares
Sector	Percentage of Net Assets
Consumer Discretionary	35.4%
Financials	18.1%
Materials	14.8%
Consumer Staples	4.8%
Information Technology	3.4%
Utilities	2.7%
Industrials	2.6%
Short-Term Investments and
Other Assets and Liabilities	18.2%
TOTAL	100.0%

WBI Tactical SMS Shares
Sector	Percentage of Total Investments
Consumer Discretionary	26.7%
Industrials	20.4%
Financials	19.8%
Materials	8.3%
Information Technology	7.6%
Consumer Staples	6.0%
Utilities	1.0%
Short-Term Investments and
Other Assets and Liabilities	10.2%
TOTAL	100.0%
WBI Tactical LCG Shares
Sector	Percentage of Net Assets
Financials	25.6%
Consumer Discretionary	16.8%
Industrials	11.4%
Consumer Staples	9.6%
Information Technology	5.6%
Materials	2.1%
Health Care	1.2%
Utilities	1.1%
Short-Term Investments and
Other Assets and Liabilities	26.6%
TOTAL	100.0%

WBI Tactical LCV Shares
Sector	Percentage of Net Assets
Consumer Discretionary	20.6%
Consumer Staples	13.4%
Financials	10.9%
Industrials	10.6%
Utilities	4.8%
Health Care	3.3%
Materials	2.7%
Telecommunication Services	0.9%
Short-Term Investments and Other Assets and Liabilities	32.8%
TOTAL	100.0%

WBI Tactical LCY Shares
Sector	Percentage of Net Assets
Consumer Discretionary	17.2%
Consumer Staples	10.1%
Financials	6.1%
Utilities	5.5%
Industrials	4.8%
Telecommunication Services	1.6%
Information Technology	1.4%
Materials	1.2%
Short-Term Investments and Other Assets and Liabilities	52.1%
TOTAL	100.0%
WBI Tactical LCS Shares
Sector	Percentage of Total Investments
Financials	19.5%
Consumer Staples	16.9%
Consumer Discretionary	13.0%
Utilities	7.6%
Industrials	4.7%
Information Technology	0.6%
Materials	0.5%
Short-Term Investments and Other Assets and Liabilities	37.2%
TOTAL	100.0%

WBI Tactical Income Shares
Sector	Percentage of Net Assets
Exchange Traded Funds	74.9%
Consumer Discretionary	8.5%
US Government Notes	4.6%
Materials	2.0%
Financials	1.8%
Utilities	0.9%
Short-Term Investments and Other Assets and Liabilities	7.3%
TOTAL	100.0%

WBI Tactical High Income Shares
Sector	Percentage of Net Assets
Exchange Traded Funds	55.6%
US Government Notes	12.0%
Consumer Discretionary	7.4%
Financials	7.3%
Consumer Staples	4.7%
Materials	1.8%
Short-Term Investments and Other Assets and Liabilities	11.2%
TOTAL	100.0%

Absolute Shares Trust
WBI Tactical SMG Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—78.9%
Consumer Discretionary—23.1%
53,076	Core-Mark Holding Company, Inc.	$2,487,141
46,203	Darden Restaurants, Inc.+	2,926,498
27,631	Dollar General Corporation	2,597,314
48,246	DR Horton, Inc.	1,518,784
31,104	Harley-Davidson, Inc.+	1,409,011
20,866	Pool Corporation+	1,962,030
23,354	Scripps Networks Interactive, Inc.	1,454,254
69,275	Texas Roadhouse, Inc.+	3,158,940
		17,513,972
Consumer Staples—11.8%
25,150	Ingredion, Inc.+	3,254,661
26,941	Lancaster Colony Corporation	3,437,941
18,880	Spectrum Brands Holdings, Inc.	2,252,573
		8,945,175
Financials—1.9%
29,606	Pinnacle Financial Partners, Inc.	1,446,253
Health Care—5.7%
40,569	West Pharmaceutical Services, Inc.+	3,078,376
12,596	Danaher Corporation	1,272,196
		4,350,572
Industrials—22.5%
39,210	AO Smith Corporation	3,454,793
66,503	Apogee Enterprises, Inc.+	3,082,414
50,380	BWX Technologies, Inc.	1,802,092
33,130	Cintas Corporation	3,251,047
11,899	Equifax, Inc.	1,527,832
10,801	Huntington Ingalls Industries, Inc.	1,814,892
68,381	Insteel Industries, Inc.	1,955,013
2,532	Universal Forest Products, Inc.	234,691
		17,122,774
Information Technology—9.9%
1,616	Broadcom, Ltd.	251,126
47,186	Dolby Laboratories, Inc.	2,257,850
21,096	Global Payments, Inc.+	1,505,833
31,602	Jack Henry & Associates, Inc.	2,757,907
13,491	Total System Services, Inc.	716,507
		7,489,223
Materials—4.0%
24,046	International Flavors & Fragrances, Inc.	3,031,480
TOTAL COMMON STOCKS
(Cost $56,501,163)		59,899,449

REAL ESTATE INVESTMENT TRUSTS—12.6%
Financials—12.6%
29,101	CoreSite Realty Corporation	2,580,968
40,544	DuPont Fabros Technology, Inc.+	1,927,462
15,000	Equity Lifestyle Properties, Inc.	1,200,750
8,107	Extra Space Storage, Inc.	750,222
13,960	Mid-America Apartment Communities, Inc.	1,485,344
15,124	QTS Realty Trust, Inc.+	846,641
37,432	Rexford Industrial Realty, Inc.	789,441
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $8,912,437)		9,580,828

Shares	Security Description	Value
SHORT-TERM INVESTMENTS—32.2%
8,116,035	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	$8,116,035
16,301,133	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	16,301,133
TOTAL SHORT-TERM INVESTMENTS
(Cost $24,417,168)		24,417,168
TOTAL INVESTMENTS—123.7%
(Cost $89,830,768)		93,897,445
Liabilities in Excess of Other Assets—(23.7)%		(17,982,885)
NET ASSETS—100.0%		$75,914,560

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $16,117,355.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $16,301,133 as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical SMV Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—65.8%
Consumer Discretionary—28.6%
37,767	Brinker International, Inc.+	$1,719,532
55,660	Cinemark Holdings, Inc.	2,029,364
32,683	Darden Restaurants, Inc.+	2,070,141
118,245	DeVry Education Group, Inc.+	2,109,491
97,161	DR Horton, Inc.	3,058,628
46,929	Harley-Davidson, Inc.+	2,125,884
5,883	Home Depot, Inc.+	751,200
30,553	Johnson Controls, Inc.	1,352,276
5,592	La-Z-Boy, Inc.	155,569
16,226	Pool Corporation+	1,525,731
22,217	Scripps Networks Interactive, Inc.	1,383,453
34,302	Texas Roadhouse, Inc.+	1,564,171
7,106	Vail Resorts, Inc.	982,262
		20,827,702
Consumer Staples—5.5%
18,468	Ingredion, Inc.+	2,389,944
8,016	Lancaster Colony Corporation	1,022,922
5,357	WD-40 Company	629,179
		4,042,045
Financials—0.8%
22,147	Enterprise Financial Services Corporation	617,680

Health Care—1.1%
5,479	UnitedHealth Group, Inc.	773,635
Industrials—9.8%
19,214	AO Smith Corporation+	1,692,945
15,990	Cintas Corporation	1,569,099
14,491	Exponent, Inc.	846,419
4,938	Grupo Aeroportuario del Sureste
	SAB de CV—ADR	787,858
10,399	Huntington Ingalls Industries, Inc.	1,747,344
12,600	Simpson Manufacturing Company, Inc.	503,622
		7,147,287
Information Technology—6.0%
25,408	Amdocs, Ltd.	1,466,550
30,726	Jack Henry & Associates, Inc.	2,681,458
4,550	Science Applications International Corporation	265,492
		4,413,500
Materials—10.7%
29,848	Avery Dennison Corporation	2,231,138
122,714	Graphic Packaging Holding Company	1,538,834
2,929	International Flavors & Fragrances, Inc.	369,259
22,337	Packaging Corporation of America	1,495,015
89,451	Steel Dynamics, Inc.	2,191,550
		7,825,796
Utilities—3.3%
22,571	Aqua America, Inc.	804,882
24,004	WEC Energy Group, Inc.+	1,567,461
		2,372,343
TOTAL COMMON STOCKS
(Cost $46,248,713)		48,019,988

Shares	Security Description	Value
REAL ESTATE INVESTMENT TRUSTS—15.2%
Financials—15.2%
51,811	DuPont Fabros Technology, Inc.+	$2,463,095
10,440	Extra Space Storage, Inc.	966,117
44,221	GEO Group, Inc.	1,511,474
47,176	Kimco Realty Corporation+	1,480,383
20,144	Mid-America Apartment Communities, Inc.	2,143,321
48,730	National Retail Properties, Inc.+	2,520,316
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $10,231,912)		11,084,706

SHORT-TERM INVESTMENTS—36.4%
7,031,787	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	7,031,787
19,518,696	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	19,518,696
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,550,483)		26,550,483
TOTAL INVESTMENTS—117.4%
(Cost $83,031,108)		85,655,177
Liabilities in Excess of Other Assets—(17.4)%		(12,706,101)
NET ASSETS—100.0%		$72,949,076

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
ADR	American Depositary Receipt
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $19,386,672.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $19,518,696 as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical SMY Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—67.1%
Consumer Discretionary—35.4%
53,453	Brinker International, Inc.+	$2,433,715
69,219	Cinemark Holdings, Inc.	2,523,725
43,734	Darden Restaurants, Inc.+	2,770,111
86,249	Harley-Davidson, Inc.+	3,907,080
29,435	Home Depot, Inc.	3,758,555
15,411	Johnson Controls, Inc.	682,091
15,744	La-Z-Boy, Inc.	437,998
13,816	Lowe’s Companies, Inc.	1,093,813
17,786	Meredith Corporation	923,271
33,472	PetMed Express, Inc.+	627,935
22,142	Pool Corporation+	2,082,012
62,028	Scripps Networks Interactive, Inc.+	3,862,483
44,565	Sturm Ruger & Company, Inc.+	2,852,606
46,983	Texas Roadhouse, Inc.+	2,142,425
41,483	Time Warner, Inc.	3,050,660
10,913	Vail Resorts, Inc.	1,508,504
		34,656,984
Consumer Staples—4.8%
28,180	B&G Foods, Inc.	1,358,276
12,903	Lancaster Colony Corporation+	1,646,552
55,000	SpartanNash Company	1,681,900
		4,686,728
Financials—3.4%
65,720	Selective Insurance Group, Inc.	2,511,161
13,618	Tompkins Financial Corporation	885,170
		3,396,331
Industrials—2.6%
10,911	Grupo Aeroportuario del Sureste
	SAB de CV—ADR	1,740,850
3,453	WW Grainger, Inc.+	784,694
		2,525,544
Information Technology—3.4%
24,184	Jack Henry & Associates, Inc.	2,110,538
20,807	Science Applications International Corporation	1,214,088
		3,324,626
Materials—14.8%
38,939	Avery Dennison Corporation+	2,910,690
58,464	Graphic Packaging Holding Company	733,139
15,565	International Flavors & Fragrances, Inc.	1,962,280
43,799	Packaging Corporation of America	2,931,467
28,211	Scotts Miracle-Gro Company	1,972,231
162,566	Steel Dynamics, Inc.	3,982,868
		14,492,675
Utilities—2.7%
30,830	Aqua America, Inc.	1,099,398
9,960	ONE Gas, Inc.	663,236
11,135	Southwest Gas Corporation	876,436
		2,639,070
TOTAL COMMON STOCKS
(Cost $64,166,193)		65,721,958

Shares	Security Description	Value
REAL ESTATE INVESTMENT TRUSTS—14.7%
Financials—14.7%
245,435	Capstead Mortgage Corporation+	$2,380,720
37,270	Chatham Lodging Trust	819,195
59,090	DuPont Fabros Technology, Inc.	2,809,139
89,476	Gaming and Leisure Properties, Inc.	3,085,132
19,679	GEO Group, Inc.	672,628
21,888	Kimco Realty Corporation+	686,845
25,189	Mid-America Apartment Communities, Inc.	2,680,110
59,194	RLJ Lodging Trust+	1,269,711
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $13,875,222)		14,403,480

SHORT-TERM INVESTMENTS—39.5%
16,071,002	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	16,071,002
22,674,551	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	22,674,551
TOTAL SHORT-TERM INVESTMENTS
(Cost $38,745,553)		38,745,553
TOTAL INVESTMENTS—121.3%
(Cost $116,786,968)		118,870,991
Liabilities in Excess of Other Assets—(21.3)%		(20,892,446)
NET ASSETS—100.0%		$97,978,545

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
ADR	American Depositary Receipt
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $22,027,149.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $22,674,551 as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical SMS Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—70.0%
Consumer Discretionary—26.7%
86,004	Cinemark Holdings, Inc.+	$3,135,706
47,645	Darden Restaurants, Inc.+	3,017,834
17,283	Home Depot, Inc.	2,206,866
91,253	La-Z-Boy, Inc.	2,538,659
12,502	Lowe’s Companies, Inc.	989,783
26,028	Pool Corporation+	2,447,413
46,788	Sturm Ruger & Company, Inc.+	2,994,900
33,304	Texas Roadhouse, Inc.+	1,518,662
17,704	Vail Resorts, Inc.	2,447,224
		21,297,047
Consumer Staples—6.0%
26,416	Ingredion, Inc.+	3,418,494
11,415	Spectrum Brands Holdings, Inc.	1,361,924
		4,780,418
Industrials—20.4%
21,044	AO Smith Corporation+	1,854,187
28,438	BWX Technologies, Inc.	1,017,227
34,845	Cintas Corporation	3,419,340
78,486	Essendant, Inc.	2,398,532
25,720	Huntington Ingalls Industries, Inc.	4,321,732
35,415	Universal Forest Products, Inc.	3,282,616
		16,293,634
Information Technology—7.6%
54,331	Amdocs, Ltd.	3,135,985
33,569	Jack Henry & Associates, Inc.	2,929,567
		6,065,552
Materials—8.3%
40,930	Avery Dennison Corporation	3,059,517
3,183	International Flavors & Fragrances, Inc.	401,281
127,411	Steel Dynamics, Inc.	3,121,570
		6,582,368
Utilities—1.0%
10,567	Southwest Gas Corporation	831,729
TOTAL COMMON STOCKS
(Cost $52,813,115)		55,850,748

REAL ESTATE INVESTMENT TRUSTS—19.8%
Financials—19.8%
44,756	Capstead Mortgage Corporation+	434,133
56,732	DuPont Fabros Technology, Inc.+	2,697,039
21,165	Extra Space Storage, Inc.	1,958,609
11,859	Gaming and Leisure Properties, Inc.	408,899
15,372	GEO Group, Inc.	525,415
83,211	Kimco Realty Corporation+	2,611,161
22,655	Mid-America Apartment Communities, Inc.+	2,410,492
24,844	Rexford Industrial Realty, Inc.	523,960
38,644	RLJ Lodging Trust	828,914
11,791	Simon Property Group, Inc.+	2,557,468
14,039	Universal Health Realty Income Trust	802,750
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $14,827,342)		15,758,840

Shares	Security Description	Value
SHORT-TERM INVESTMENTS—32.8%
5,651,680	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	$5,651,680
20,500,077	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	20,500,077
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,151,757)		26,151,757
TOTAL INVESTMENTS—122.6% (Cost $93,792,214)		97,761,345
Liabilities in Excess of Other Assets—(22.6)%		(18,035,181)
NET ASSETS—100.0%		$79,726,164

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $20,306,349.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $20,500,077 as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical LCG Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—52.6%
Consumer Discretionary—16.8%
7,993	Adidas AG—ADR	$573,018
13,539	CBS Corporation+	737,063
26,404	Dollar General Corporation	2,481,976
46,833	DR Horton, Inc.+	1,474,303
16,834	Home Depot, Inc.	2,149,534
25,237	Lowe’s Companies, Inc.	1,998,013
26,444	Shoe Carnival, Inc.	662,687
30,465	Time Warner, Inc.	2,240,396
		12,316,990
Consumer Staples—9.6%
33,660	Altria Group, Inc.	2,321,194
10,132	Clorox Company+	1,402,167
23,275	ConAgra Foods, Inc.#	1,112,778
17,465	Lancaster Colony Corporation+	2,228,709
		7,064,848
Financials—4.8%
24,376	MarketAxess Holdings, Inc.	3,544,270

Health Care—1.2%
6,216	UnitedHealth Group, Inc.	877,699

Industrials—11.4%
20,901	AO Smith Corporation	1,841,587
11,776	Equifax, Inc.	1,512,038
66,834	Masco Corporation	2,067,844
13,030	WW Grainger, Inc.+	2,961,068
		8,382,537
Information Technology—5.6%
18,601	Accenture plc	2,107,307
23,193	Jack Henry & Associates, Inc.	2,024,053
		4,131,360
Materials—2.1%
12,190	International Flavors & Fragrances, Inc.	1,536,793

Utilities—1.1%
12,067	WEC Energy Group, Inc.+	787,975
TOTAL COMMON STOCKS
(Cost $36,271,744)		38,642,472

REAL ESTATE INVESTMENT TRUSTS—20.8%
Financials—20.8%
28,436	CoreSite Realty Corporation+	2,521,989
43,447	DuPont Fabros Technology, Inc.+	2,065,470
11,209	Extra Space Storage, Inc.	1,037,281
66,403	GEO Group, Inc.	2,269,655
47,410	Kimco Realty Corporation+	1,487,726
28,344	Mid-America Apartment Communities, Inc.	3,015,802
14,779	QTS Realty Trust, Inc.+	827,328
96,158	RLJ Lodging Trust+	2,062,589
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $14,360,613)		15,287,840

Shares	Security Description	Value
SHORT-TERM INVESTMENTS—37.6%
12,342,688	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	$12,342,688
15,219,416	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	15,219,416
TOTAL SHORT-TERM INVESTMENTS
(Cost $27,562,104)		27,562,104
TOTAL INVESTMENTS—111.0%
(Cost $78,194,461)		81,492,416
Liabilities in Excess of Other Assets—(11.0)%		(8,065,025)
NET ASSETS—100.0%		$73,427,391

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
ADR	American Depositary Receipt
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $14,556,334.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $15,219,416 as of June 30, 2016.
#	All or a portion of the security has been committed as collateral for written options.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHEDULE OF OPTIONS WRITTEN AT JUNE 30, 2016

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
220	ConAgra Foods, Inc. Expires, 07/15/2016
	Strike $48*	$(15,950)
TOTAL OPTIONS WRITTEN
(Premium received $10,780)		$(15,950)

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical LCV Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—56.3%
Consumer Discretionary—20.6%
20,203	Adidas AG—ADR	$1,448,353
32,795	Darden Restaurants, Inc.+	2,077,235
34,922	Dollar General Corporation+	3,282,668
16,058	Home Depot, Inc.	2,050,446
30,443	Johnson Controls, Inc.	1,347,407
27,957	Lowe’s Companies, Inc.	2,213,356
31,595	Texas Roadhouse, Inc.+	1,440,732
7,143	Vail Resorts, Inc.	987,377
		14,847,574
Consumer Staples—13.4%
22,298	Altria Group, Inc.	1,537,670
17,547	Clorox Company+	2,428,329
72,202	ConAgra Foods, Inc.#	3,451,978
17,419	Ingredion, Inc.	2,254,193
		9,672,170
Health Care—3.3%
1,869	Landauer, Inc.	76,928
16,488	UnitedHealth Group, Inc.+	2,328,106
		2,405,034
Industrials—10.6%
51,633	Copa Holdings SA+	2,698,340
9,097	Exponent, Inc.	531,356
12,923	Huntington Ingalls Industries, Inc.	2,171,452
9,683	WW Grainger, Inc.+	2,200,462
		7,601,610
Materials—2.7%
7,949	Avery Dennison Corporation	594,188
17,930	Syngenta AG—ADR	1,376,844
		1,971,032
Telecommunication Services—0.9%
23,378	NTT DOCOMO, Inc.—ADR+	631,440

Utilities—4.8%
42,729	Korea Electric Power Corporation—ADR*	1,107,963
11,688	ONE Gas, Inc.	778,304
23,792	WEC Energy Group, Inc.	1,553,617
		3,439,884
TOTAL COMMON STOCKS
(Cost $38,558,513)		40,568,744

REAL ESTATE INVESTMENT TRUSTS—10.9%
Financials—10.9%
26,503	DuPont Fabros Technology, Inc.+	1,259,953
21,855	Gaming and Leisure Properties, Inc.	753,560
46,871	Kimco Realty Corporation+	1,470,812
18,085	Mid-America Apartment Communities, Inc.	1,924,244
48,144	National Retail Properties, Inc.+	2,490,008
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $7,207,184)		7,898,577

Shares	Security Description	Value
SHORT-TERM INVESTMENTS—52.9%
19,249,170	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	$19,249,170
18,899,922	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	18,899,922
TOTAL SHORT-TERM INVESTMENTS
(Cost $38,149,092)		38,149,092
TOTAL INVESTMENTS—120.1% (Cost $83,914,789)		86,616,413
Liabilities in Excess of Other Assets—(20.1)%		(14,519,177)
NET ASSETS—100.0%		$72,097,236

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
ADR	American Depositary Receipt
*	Non-income producing security.
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $16,656,903.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $18,899,922 as of June 30, 2016.
#	All or a portion of the security has been committed as collateral for written options.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHEDULE OF OPTIONS WRITTEN AT JUNE 30, 2016

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
717	ConAgra Foods, Inc. Expires, 07/15/2016
	Strike $48*	$(51,983)
TOTAL OPTIONS WRITTEN
(Premium received $35,132)		$(51,983)

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical LCY Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—42.7%
Consumer Discretionary—17.2%
47,199	Darden Restaurants, Inc.+	$2,989,585
57,087	Harley-Davidson, Inc.+	2,586,041
30,421	Home Depot, Inc.	3,884,457
20,818	Johnson Controls, Inc.	921,405
45,032	Lowe’s Companies, Inc.+	3,565,183
3,500	Standard Motor Products, Inc.	139,230
33,995	Texas Roadhouse, Inc.+	1,550,172
10,050	Vail Resorts, Inc.	1,389,212
		17,025,285
Consumer Staples—10.1%
62,055	Altria Group, Inc.	4,279,313
28,335	Clorox Company+	3,921,280
38,364	ConAgra Foods, Inc.#	1,834,183
		10,034,776
Financials—0.9%
23,158	Selective Insurance Group, Inc.	884,867

Industrials—4.8%
21,937	Brady Corporation	670,395
17,798	Powell Industries, Inc.	700,173
10,500	Simpson Manufacturing Company, Inc.	419,685
13,296	WW Grainger, Inc.+	3,021,516
		4,811,769
Information Technology—1.4%
57,236	Monotype Imaging Holdings, Inc.	1,409,723

Materials—1.2%
9,484	International Flavors & Fragrances, Inc.	1,195,648

Telecommunication Services—1.6%
58,011	NTT DOCOMO, Inc.—ADR+	1,566,877

Utilities—5.5%
50,565	Korea Electric Power Corporation—ADR*	1,311,150
29,909	ONE Gas, Inc.	1,991,640
33,225	WEC Energy Group, Inc.+	2,169,594
		5,472,384
TOTAL COMMON STOCKS
(Cost $40,794,952)		42,401,329

REAL ESTATE INVESTMENT TRUSTS—5.2%
Financials—5.2%
47,076	DuPont Fabros Technology, Inc.+	2,237,993
46,520	Gaming and Leisure Properties, Inc.	1,604,010
30,601	GEO Group, Inc.	1,045,942
15,133	Tier REIT, Inc.+	231,989
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,747,367)		5,119,934

Shares	Security Description	Value
SHORT-TERM INVESTMENTS—63.3%
43,860,555	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	$43,860,555
18,994,465	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	18,994,465
TOTAL SHORT-TERM INVESTMENTS
(Cost $62,855,020)		62,855,020
TOTAL INVESTMENTS—111.2%
(Cost $108,397,339)		110,376,283
Liabilities in Excess of Other Assets—(11.2)%		(11,140,470)
NET ASSETS—100.0%		$99,235,813

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
ADR	American Depositary Receipt
*	Non-income producing security.
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $15,898,465.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $18,994,465 as of June 30, 2016.
#	All or a portion of the security has been committed as collateral for written options.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHEDULE OF OPTIONS WRITTEN AT JUNE 30, 2016

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
368	ConAgra Foods, Inc. Expires, 07/15/2016
	Strike $48*	$(26,680)
TOTAL OPTIONS WRITTEN
(Premium received $18,032)		$(26,680)

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical LCS Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—43.3%
Consumer Discretionary—13.0%
3,900	Adidas AG—ADR	$279,591
29,101	Dollar General Corporation	2,735,494
17,847	Home Depot, Inc.	2,278,883
16,918	Johnson Controls, Inc.	748,791
30,995	Lowe’s Companies, Inc.	2,453,874
35,428	Texas Roadhouse, Inc.	1,615,517
2,984	Vail Resorts, Inc.	412,478
		10,524,628
Consumer Staples—16.9%
37,223	Altria Group, Inc.	2,566,898
19,441	Clorox Company+	2,690,440
79,376	ConAgra Foods, Inc.#	3,794,967
23,389	Ingredion, Inc.+	3,026,770
13,438	Spectrum Brands Holdings, Inc.	1,603,288
		13,682,363
Industrials—4.7%
17,221	Northrop Grumman Corporation	3,827,884

Information Technology—0.6%
18,572	Monotype Imaging Holdings, Inc.	457,428

Materials—0.5%
3,292	International Flavors & Fragrances, Inc.	415,023

Utilities—7.6%
122,916	Korea Electric Power Corporation—ADR*	3,187,212
44,347	ONE Gas, Inc.	2,953,066
		6,140,278
TOTAL COMMON STOCKS
(Cost $32,722,583)		35,047,604

REAL ESTATE INVESTMENT TRUSTS—19.5%
Financials—19.5%
17,527	AvalonBay Communities, Inc.+	3,161,696
43,321	DuPont Fabros Technology, Inc.+	2,059,480
12,146	Gaming and Leisure Properties, Inc.	418,794
24,476	GEO Group, Inc.	836,590
85,280	Kimco Realty Corporation+	2,676,086
23,510	Mid-America Apartment Communities, Inc.	2,501,464
17,830	National Retail Properties, Inc.+	922,168
27,724	Rexford Industrial Realty, Inc.	584,699
12,053	Simon Property Group, Inc.	2,614,296
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $14,875,421)		15,775,273

Shares	Security Description	Value
SHORT-TERM INVESTMENTS—56.9%
29,524,248	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	$29,524,248
16,502,703	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	16,502,703
TOTAL SHORT-TERM INVESTMENTS
(Cost $46,026,951)		46,026,951
TOTAL INVESTMENTS—119.7%
(Cost $93,624,955)		96,849,828
Liabilities in Excess of Other Assets—(19.7)%		(15,940,931)
NET ASSETS—100.0%		$80,908,897

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
ADR	American Depositary Receipt
*	Non-income producing security.
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $13,828,080.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $16,502,703 as of June 30, 2016.
#	All or a portion of the security has been committed as collateral for written options.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHEDULE OF OPTIONS WRITTEN AT JUNE 30, 2016

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
772	ConAgra Foods, Inc. Expires, 07/15/2016
	Strike $48*	$(55,970)
TOTAL OPTIONS WRITTEN
(Premium received $37,827)		$(55,970)

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical Income Shares
Schedule of Investments
June 30, 2016

Shares	Security Description	Value
COMMON STOCKS—11.4%
Consumer Discretionary—8.5%
346,003	Harley-Davidson, Inc.+	$15,673,936
83,984	Johnson Controls, Inc.	3,717,132
144,744	Lowe’s Companies, Inc.	11,459,382
57,690	Texas Roadhouse, Inc.+	2,630,664
		33,481,114
Materials—2.0%
63,833	International Flavors & Fragrances, Inc.	8,047,426
Utilities—0.9%
55,415	WEC Energy Group, Inc.+	3,618,600
TOTAL COMMON STOCKS (Cost $44,410,882)		45,147,140

REAL ESTATE INVESTMENT TRUSTS—1.8%
Financials—1.8%
66,170	Mid-America Apartment Communities, Inc.	7,040,488
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $7,000,607)		7,040,488

EXCHANGE TRADED FUNDS—74.9%
252,981	Guggenheim Bullet Shares 2022
	Corporate Bond ETF	5,449,211
346,642	iShares 10+ Year Credit Bond ETF+	21,717,121
131,701	iShares 10-20 Year Treasury Bond ETF	19,307,367
165,089	iShares 7-10 Year Treasury Bond ETF	18,650,105
148,622	iShares AAA—A Rated Corporate Bond ETF+	7,981,774
206,199	iShares Core 10+ Year USD Bond ETF	13,769,969
158,269	iShares Core U.S. Credit Bond ETF	17,939,791
259,714	iShares iBoxx $ Investment Grade
	Corporate Bond ETF	31,874,699
177,777	iShares Intermediate Credit Bond ETF	19,786,580
170,962	iShares MBS ETF	18,800,691
159,907	PIMCO Total Return Active ETF	17,169,215
367,188	PowerShares 1-30 Laddered Treasury
	Portfolio ETF+	12,910,844
176,717	Vanguard Intermediate-Term Bond ETF+	15,563,466
160,642	Vanguard Intermediate-Term Corporate
	Bond ETF+	14,363,001
184,630	Vanguard Long-Term Bond ETF+	18,102,972
263,354	Vanguard Long-Term Corporate Bond ETF	24,897,487
348,866	Vanguard Mortgage-Backed Securities ETF	18,786,434
TOTAL EXCHANGE TRADED FUNDS
(Cost $285,618,908)		297,070,727

Par Value	Security Description	Value
US GOVERNMENT NOTES—4.6%
11,900,000	02/28/2021, 1.125%	$11,984,133
6,200,000	05/15/2026, 1.625%+	6,276,049
TOTAL US GOVERNMENT NOTES
(Cost $17,986,116)		18,260,182

Shares
SHORT-TERM INVESTMENTS—16.5%
42,606,428	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	42,606,428
22,725,454	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	22,725,454
TOTAL SHORT-TERM INVESTMENTS
(Cost $65,331,882)		65,331,882
TOTAL INVESTMENTS—109.2%
(Cost $420,348,395)		432,850,419
Liabilities in Excess of Other Assets—(9.2)%		(36,292,883)
NET ASSETS—100.0%		$396,557,536

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $22,515,743.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $22,725,454 as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Tactical High Income Shares
Schedule of Investments
June 30, 2016

Par Value	Security Description	Value
COMMON STOCKS—13.9%
Consumer Discretionary—7.4%
104,019	Darden Restaurants, Inc.+	$6,588,563
39,703	Harley-Davidson, Inc.+	1,798,546
48,086	Johnson Controls, Inc.	2,128,286
62,415	Lowe’s Companies, Inc.	4,941,396
33,368	Texas Roadhouse, Inc.+	1,521,581
		16,978,372
Consumer Staples—4.7%
222,077	ConAgra Foods, Inc.#	10,617,501

Materials—1.8%
234,105	Graphic Packaging Holding Company	2,935,677
9,385	International Flavors & Fragrances, Inc.	1,183,167
		4,118,844
TOTAL COMMON STOCKS
(Cost $30,634,472)		31,714,717

REAL ESTATE INVESTMENT TRUSTS—7.3%
Financials—7.3%
74,181	Extra Space Storage, Inc.	6,864,710
65,410	Mid-America Apartment Communities, Inc.+	6,959,624
12,964	Simon Property Group, Inc.	2,811,891
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $16,167,105)		16,636,225

EXCHANGE TRADED FUNDS—55.6%
150,721	Guggenheim Bullet Shares 2022
	Corporate Bond ETF	3,246,531
89,559	iShares 10+ Year Credit Bond ETF+	5,610,872
43,881	iShares 10-20 Year Treasury Bond ETF	6,432,955
54,322	iShares 7-10 Year Treasury Bond ETF+	6,136,756
86,078	iShares AAA—A Rated Corporate Bond ETF+	4,622,836
102,718	iShares Core 10+ Year USD Bond ETF+	6,859,508
69,855	iShares Core U.S. Credit Bond ETF	7,918,064
250,301	iShares Core U.S. Treasury Bond ETF	6,567,898
115,692	iShares iBoxx $ Investment Grade
	Corporate Bond ETF	14,198,879
103,181	iShares Intermediate Credit Bond ETF	11,484,045
56,640	iShares MBS ETF+	6,228,701
849,425	PowerShares Preferred ETF+	12,945,237
152,827	Vanguard Intermediate-Term Bond ETF	13,459,474
68,298	Vanguard Long-Term Bond ETF+	6,696,619
87,180	Vanguard Long-Term Corporate Bond ETF	8,241,997
115,919	Vanguard Mortgage-Backed Securities ETF	6,242,238
TOTAL EXCHANGE TRADED FUNDS
(Cost $122,479,535)		126,892,610

Par Value	Security Description	Value
US GOVERNMENT NOTES—12.0%
7,000,000	02/28/2021, 1.125%	$7,049,490
9,100,000	03/31/2023, 1.625%+	9,231,522
6,700,000	10/31/2016, 0.375%+	6,700,791
4,500,000	10/31/2017, 0.750%	4,511,515
TOTAL US GOVERNMENT NOTES
(Cost $27,136,423)		27,493,318

Shares
SHORT-TERM INVESTMENTS—23.2%
28,849,200	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.27% (a)	$28,849,200
23,963,674	Mount Vernon Securities Lending
	Prime Portfolio, 0.56% (a)^	23,963,674
TOTAL SHORT-TERM INVESTMENTS
(Cost $52,812,874)		52,812,874
TOTAL INVESTMENTS—112.0% (Cost $249,230,409)		255,549,744
Liabilities in Excess of Other Assets—(12.0)%		(27,448,283)
NET ASSETS—100.0%		$228,101,461

(a)	The rate quoted is the annualized seven-day yield at June 30, 2016.
+	All or portion of this security is out on loan as of June 30, 2016. Total value of securities out on loan is $23,304,323.
^	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $23,963,674 as of June 30, 2016.
#	All or a portion of the security has been committed as collateral for written options.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHEDULE OF OPTIONS WRITTEN AT JUNE 30, 2016

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
2,119	ConAgra Foods, Inc. Expires, 07/15/2016
	Strike $48*	$(153,628)
TOTAL OPTIONS WRITTEN
(Premium received $103,829)		$(153,628)

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust Statements of Assets and Liabilities June 30, 2016

	WBI Tactical SMG Shares	WBI Tactical SMV Shares	WBI Tactical SMY Shares	WBI Tactical SMS Shares
ASSETS
Investments in securities, at value*+ (Note 2)	$93,897,445	$85,655,177	$118,870,991	$97,761,345
Cash	—	—	—	—
Dividends and interest receivable	75,317	70,281	179,087	119,188
Prepaid expenses and other assets	4,369	3,849	4,477	3,834
Receivable for investments sold	13,775,441	12,715,076	11,174,960	9,762,679
Securities lending income receivable	3,232	3,204	4,233	1,591
Total Assets	107,755,804	98,447,587	130,233,748	107,648,637

LIABILITIES
Written options*	—	—	—	—
Payables
Collateral received for securities loaned (Note 7)	16,301,133	19,518,696	22,674,551	20,500,077
Distribution payable	—	65,382	191,245	6,797
Fund shares redeemed	—	—	—	2,008,690
Investments purchased	15,451,235	5,826,676	9,279,077	5,313,700
Management fees (Note 3)	53,529	51,852	70,364	56,872
Administration and fund accounting fees	8,704	9,026	11,028	9,226
Chief Compliance Officer fee	806	844	931	1,023
Audit fees	15,958	15,958	15,958	15,958
Legal fees	2,628	2,401	2,942	2,332
Custody fees	1,881	2,054	2,296	2,043
Directors fees	1,505	1,642	2,105	1,648
Accrued other expenses	3,865	3,980	4,706	4,107
Total Liabilities	31,841,244	25,498,511	32,255,203	27,922,473
NET ASSETS	$75,914,560	$72,949,076	$97,978,545	$79,726,164

NET ASSETS CONSIST OF:
Paid-in Capital	$98,334,828	$91,074,979	$127,694,977	$102,142,418
Undistributed (Accumulated) Net Investment Income (Loss)	(57,459)	59,747	156,933	17,464
Accumulated Net Realized Gain (Loss) on Investments	(26,429,486)	(20,809,719)	(31,957,388)	(26,402,849)
Net Unrealized Appreciation (Depreciation) on:
Investments in securities	4,066,677	2,624,069	2,084,023	3,969,131
Options written	—	—	—	—
Net Assets	$75,914,560	$72,949,076	$97,978,545	$79,726,164
*Cost
Investments in securities	$89,830,768	$83,031,108	$116,786,968	$93,792,214
Written Options	—	—	—	—
Net Asset Value (unlimited shares authorized):
Net Assets	$75,914,560	$72,949,076	$97,978,545	$79,726,164
Shares Outstanding^	3,500,000	3,400,000	4,850,000	3,850,000
Net Asset Value, Offering and Redemption Price per Share	$21.69	$21.46	$20.20	$20.71

^	No Par Value
+	Including securities on loan of $16,117,355, $19,386,672, $22,027,149, $20,306,349, $14,556,334, $16,656,903, $15,898,465, $13,828,080, $22,515,743, and $23,304,323 respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Assets and Liabilities (concluded)

June 30, 2016

WBI Tactical LCG Shares	WBI Tactical LCV Shares	WBI Tactical LCY Shares	WBI Tactical LCS Shares	WBI Tactical Income Shares	WBI Tactical High Income Shares

$81,492,416	$86,616,413	$110,376,283	$96,849,828	$432,850,419	$255,549,744
—	—	—	—	3,680,320	—
148,358	35,713	113,986	114,383	93,340	80,607
4,493	4,556	5,000	4,720	7,616	6,217
9,915,343	10,800,852	14,887,329	8,657,500	15,958,486	11,981,739
3,023	6,458	4,228	3,158	13,796	16,907
91,563,633	97,463,992	125,386,826	105,629,589	452,603,977	267,635,214

15,950	51,983	26,680	55,970	—	153,628

15,219,416	18,899,922	18,994,465	16,502,703	22,725,454	23,963,674
101,449	87,510	74,429	54,315	452,673	251,105
—	1,078,100	—	—	2,517,350	—
2,708,889	5,155,691	6,942,947	8,013,847	29,996,200	14,952,723
52,190	52,444	70,792	56,743	277,483	161,093
9,292	14,177	11,439	10,015	27,103	15,689
867	934	969	904	950	610
15,958	15,958	15,958	15,958	15,958	15,958
3,779	2,565	2,913	2,652	5,489	4,188
1,819	1,855	1,992	1,770	3,394	2,103
1,568	1,556	2,083	1,674	7,383	4,435
5,065	4,061	6,346	4,141	17,004	8,547
18,136,242	25,366,756	26,151,013	24,720,692	56,046,441	39,533,753
$73,427,391	$72,097,236	$99,235,813	$80,908,897	$396,557,536	$228,101,461

$96,026,813	$89,624,883	$128,421,134	$98,566,496	$399,704,973	$244,704,637
72,868	20,710	48,277	58,871	10,163	9,936
(25,965,075)	(20,233,130)	(31,203,894)	(20,923,200)	(15,659,624)	(22,882,648)

3,297,955	2,701,624	1,978,944	3,224,873	12,502,024	6,319,335
(5,170)	(16,851)	(8,648)	(18,143)	—	(49,799)
$73,427,391	$72,097,236	$99,235,813	$80,908,897	$396,557,536	$228,101,461

$78,194,461	$83,914,789	$108,397,339	$93,624,955	$420,348,395	$249,230,409
10,780	35,132	18,032	37,827	—	103,829

$73,427,391	$72,097,236	$99,235,813	$80,908,897	$396,557,536	$228,101,461
3,350,000	3,300,000	4,900,000	3,700,000	15,750,000	9,750,000
$21.92	$21.85	$20.25	$21.87	$25.18	$23.40

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Operations

For the Year Ended June 30, 2016

	WBI Tactical SMG Shares	WBI Tactical SMV Shares	WBI Tactical SMY Shares	WBI Tactical SMS Shares
INVESTMENT INCOME
Income:
Dividends+	$1,223,334	$1,616,752	$2,541,611	$1,442,487
Interest	27,629	40,348	56,888	43,975
Securities lending income (Note 7)	43,617	31,970	85,584	17,104
Total Investment Income	1,294,580	1,689,070	2,684,083	1,503,566

Expenses:
Management fees (Note 3)	878,828	821,573	1,088,833	823,936
Administration, fund accounting and custodian fees (Note 6)	58,854	54,865	70,580	54,370
Offering costs	6,825	6,825	6,825	6,825
Professional fees	32,619	31,677	35,829	31,698
Exchange fees	14,516	14,530	14,605	14,504
Director’s fees and expenses	7,109	7,085	9,072	7,059
Registration fees	99	377	737	649
Shareholder reporting expenses	12,755	12,596	13,714	12,182
Insurance expense	9,122	7,266	9,789	7,095
Miscellaneous expenses	6,454	5,789	8,836	5,459
Total Expenses	1,027,181	962,583	1,258,820	963,777
Net Investment Income	267,399	726,487	1,425,263	539,789

REALIZED & UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
Investments in securities	(20,715,106)	(14,893,264)	(25,654,045)	(18,701,057)
Purchased options	(61,028)	(19,970)	(56,107)	(49,588)
Written options	8,129	—	—	31,079
Net change in unrealized appreciation (depreciation) of:
Investments in securities	1,920,491	(311,503)	1,918,119	4,149,454
Written options	—	—	—	—
Net realized and unrealized gain (loss) on investments	(18,847,514)	(15,224,737)	(23,792,033)	(14,570,112)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(18,580,115)	$(14,498,250)	$(22,366,770)	$(14,030,323)

+	Net of withholding taxes of $4,474, $10,627, $6,973, $6,480, $52,999, $31,194, $34,970, $33,095, $0, and $0 respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Operations (concluded)

For the Year Ended June 30, 2016

WBI Tactical LCG Shares	WBI Tactical LCV Shares	WBI Tactical LCY Shares	WBI Tactical LCS Shares	WBI Tactical Income Shares	WBI Tactical High Income Shares

$1,304,146	$1,143,609	$1,623,575	$1,149,502	$7,199,561	$5,178,723
42,799	60,516	88,875	69,324	178,250	171,681
26,968	22,076	38,884	38,543	558,480	384,899
1,373,913	1,226,201	1,751,334	1,257,369	7,936,291	5,735,303

940,470	878,804	1,090,800	927,363	2,935,103	1,877,207
60,994	62,617	68,807	59,438	174,003	112,380
6,825	6,825	6,825	6,825	6,825	6,825
34,777	32,780	35,868	33,435	60,948	46,313
14,550	11,562	11,589	11,560	11,964	11,771
7,612	7,276	9,057	7,634	24,106	15,047
1,205	325	2,360	54	12,260	5,207
13,296	12,944	13,582	12,896	16,282	13,092
9,688	8,088	9,811	8,696	20,408	14,682
6,985	6,071	9,024	6,338	15,690	10,512
1,096,402	1,027,292	1,257,723	1,074,239	3,277,589	2,113,036
277,511	198,909	493,611	183,130	4,658,702	3,622,267

(18,428,119)	(12,490,886)	(24,845,792)	(13,662,185)	(15,055,232)	(17,772,790)
26,886	(46,226)	(54,858)	(46,520)	—	—
25,410	—	—	—	67,199	46,739

4,789,408	2,128,626	5,288,344	2,940,133	12,429,387	7,139,461
(5,170)	(16,851)	(8,648)	(18,143)	—	(49,799)
(13,591,585)	(10,425,337)	(19,620,954)	(10,786,715)	(2,558,646)	(10,636,389)

$(13,314,074)	$(10,226,428)	$(19,127,343)	$(10,603,585)	$2,100,056	$(7,014,122)

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Changes in Net Assets

	WBI Tactical SMG Shares[2]		WBI Tactical SMV Shares[2]
	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$267,399	$173,690	$726,487	$221,077
Net realized gain (loss) on investments	(20,768,005)	(1,167,657)	(14,913,234)	(3,899,201)
Change in unrealized appreciation (depreciation)
of investments	1,920,491	2,146,186	(311,503)	2,935,572
Net increase (decrease) in net assets resulting from operations	(18,580,115)	1,152,219	(14,498,250)	(742,552)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(325,192)	(173,690)	(644,333)	(221,077)
Tax return of Capital to shareholders	—	(11,397)	—	(15,437)
From net realized gain	—	—	—	—
Total distributions to shareholders	(325,192)	(185,087)	(644,333)	(236,514)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from
capital share transactions	(37,448,825)	131,301,560	(12,024,980)	101,095,705
Net increase in net assets	$(56,354,132)	$132,268,692	$(27,167,563)	$100,116,639

NET ASSETS
Beginning of Period	$132,268,692	$—	$100,116,639	$—
End of Period	$75,914,560	$132,268,692	$72,949,076	$100,116,639
Undistributed net investment income (loss)	$(57,459)	$—	$59,747	$—

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Subsequent to the Fund’s shares listing on NYSC ARCA, Inc., the Sub-Advisor purchased $10,000 of shares of the Fund. The Sub-Advisor’s total investment (at cost) in all Funds at June 30, 2016 totaled $100,000.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Changes in Net Assets (continued)

WBI Tactical SMY Shares[2]		WBI Tactical SMS Shares[2]		WBI Tactical LCG Shares[2]
Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]

$1,425,263	$1,232,364	$539,789	$(29,847)	$277,511	$1,405,489
(25,710,152)	(4,324,085)	(18,719,566)	(5,222,577)	(18,375,823)	(1,646,502)

1,918,119	165,904	4,149,454	(180,323)	4,784,238	(1,491,453)
(22,366,770)	(2,925,817)	(14,030,323)	(5,432,747)	(13,314,074)	(1,732,466)

(1,343,813)	(1,133,995)	(439,882)	(26,231)	(270,327)	(1,339,767)
—	—	—	(45,873)	—	—
—	—	—	—	—	—
(1,343,813)	(1,133,995)	(439,882)	(72,104)	(270,327)	(1,339,767)

(19,374,510)	145,123,450	(5,027,220)	104,728,440	(51,140,430)	141,224,455
$(43,085,093)	$141,063,638	$(19,497,425)	$99,223,589	$(64,724,831)	$138,152,222

$141,063,638	$—	$99,223,589	$—	$138,152,222	$—
$97,978,545	$141,063,638	$79,726,164	$99,223,589	$73,427,391	$138,152,222
$156,933	$98,369	$17,464	$(56,078)	$72,868	$65,722

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Changes in Net Assets (continued)

	WBI Tactical LCV Shares[2]		WBI Tactical LCY Shares[2]
	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$198,909	$1,026,875	$493,611	$1,780,402
Net realized gain (loss) on investments	(12,537,112)	(4,349,707)	(24,900,650)	(5,625,271)
Change in unrealized appreciation (depreciation)
of investments	2,111,775	572,998	5,279,696	(3,309,400)
Net increase (decrease) in net assets resulting from operations	(10,226,428)	(2,749,834)	(19,127,343)	(7,154,269)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(208,386)	(979,971)	(515,591)	(1,675,154)
Tax return of capital to shareholders	—	—	—	—
From net realized gain	—	—	—	—
Total distributions to shareholders	(208,386)	(979,971)	(515,591)	(1,675,154)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from
capital share transactions	(30,158,630)	116,420,485	(21,997,610)	149,705,780
Net increase in net assets	$(40,593,444)	$112,690,680	$(41,640,544)	$140,876,357

NET ASSETS
Beginning of Period	$112,690,680	$—	$140,876,357	$—
End of Period	$72,097,236	$112,690,680	$99,235,813	$140,876,357
Undistributed net investment income (loss)	$20,710	$39,380	$48,277	$69,206

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Subsequent to the Fund’s shares listing on NYSC ARCA, Inc., the Sub-Advisor purchased $10,000 of shares of the Fund. The Sub-Advisor’s total investment (at cost) in all Funds at June 30, 2016 totaled $100,000.
[3]	On July 15, 2014 WBI Tactical Income Shares issued 4,000 shares to the Sub-Advisor at $25 per share totaling $100,000. The Sub-Advisor redeemed these shares at $25 per share prior to the listing of the Fund’s shares on NYSE ARCA, Inc. (see Note 9)

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Changes in Net Assets (concluded)

WBI Tactical LCS Shares[2]		WBI Tactical Income Shares[2,3]		WBI Tactical High Income Shares[2]
Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]

$183,130	$263,923	$4,658,702	$1,568,488	$3,622,267	$2,614,797
(13,708,705)	(5,712,440)	(14,988,033)	1,768,536	(17,726,051)	(3,251,400)

2,921,990	284,740	12,429,387	72,637	7,089,662	(820,126)
(10,603,585)	(5,163,777)	2,100,056	3,409,661	(7,014,122)	(1,456,729)

(101,176)	(183,355)	(4,648,394)	(1,611,762)	(3,612,331)	(2,614,797)
—	(74,015)	—	—	—	(11,520)
—	—	(876,555)	—	—	—
(101,176)	(257,370)	(5,524,949)	(1,611,762)	(3,612,331)	(2,626,317)

(30,015,525)	127,050,330	91,920,525	306,264,005	21,946,905	220,864,055
$(40,720,286)	$121,629,183	$88,495,632	$308,061,904	$11,320,452	$216,781,009

$121,629,183	$—	$308,061,904	$—	$216,781,009	$—
$80,908,897	$121,629,183	$396,557,536	$308,061,904	$228,101,461	$216,781,009
$58,871	$—	$10,163	$—	$9,936	$—

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights

For capital share outstanding throughout each year/period

	WBI Tactical SMG Shares		WBI Tactical SMV Shares
	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$25.19	$25.00	$24.72	$25.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.06	0.04	0.17	0.06
Net realized and unrealized gain (loss) on investments[6]	(3.49)	0.19	(3.28)	(0.27)
Total from investment operations	(3.43)	0.23	(3.11)	(0.21)
Less Distributions:
Distributions from net investment income	(0.07)	(0.04)	(0.15)	(0.07)
Tax return of capital to shareholder	—	(0.00)[8]	—	(0.00)[8]
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.07)	(0.04)	(0.15)	(0.07)
Net asset value, end of year/period	21.69	25.19	21.46	24.72
Market price, end of year/period	$21.57	$25.27	$21.40	$24.77
Net Asset Total Return[7]	(13.72)%	0.94%[3]	(12.71)%	(0.84)%[3]

Supplemental Data:
Net assets at end of period (000’s)	$75,915	$132,269	$72,949	$100,117
Ratios to Average Net Assets:
Expenses to Average Net Assets	0.99%	1.03%[4]	0.99%	1.07%[4]
Net Investment Income to Average Net Assets	0.26%	0.18%[4]	0.75%	0.30%[4]
Portfolio turnover rate[5]	531%	255%[3]	565%	278%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units
[6]	The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.
[7]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
[8]	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights (continued)

For capital share outstanding throughout each year/period

WBI Tactical SMY Shares		WBI Tactical SMS Shares		WBI Tactical LCG Shares
Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
$24.11	$25.00	$23.62	$25.00	$24.45	$25.00

0.24	0.26	0.12	(0.01)	0.06	0.28
(3.92)	(0.92)	(2.94)	(1.35)	(2.53)	(0.59)
(3.68)	(0.66)	(2.82)	(1.36)	(2.47)	(0.31)

(0.23)	(0.23)	(0.09)	(0.00)[8]	(0.06)	(0.24)
—	—	—	(0.02)	—	—
—	—	—	—	—	—
(0.23)	(0.23)	(0.09)	(0.02)	(0.06)	(0.24)
20.20	24.11	20.71	23.62	21.92	24.45
$20.12	$24.14	$20.60	$23.68	$21.83	$24.51
(15.44)%	(2.60)%[3]	(12.01)%	(5.40)%[3]	(10.14)%	(1.25)%[3]

$97,979	$141,064	$79,726	$99,224	$73,427	$138,152

0.98%	1.03%[4]	0.99%	1.06%[4]	0.99%	1.02%[4]
1.11%	1.29%[4]	0.56%	(0.04)%[4]	0.25%	1.30%[4]
553%	264%[3]	569%	311%[3]	571%	240%[3]

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights (continued)

For capital share outstanding throughout each year/period

	WBI Tactical LCV Shares		WBI Tactical LCY Shares
	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$23.98	$25.00	$23.48	$25.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.04	0.24	0.08	0.35
Net realized and unrealized gain (loss) on investments[6]	(2.12)	(1.04)	(3.22)	(1.58)
Total from investment operations	(2.08)	(0.80)	(3.14)	(1.23)
Less Distributions:
Distributions from net investment income	(0.05)	(0.22)	(0.09)	(0.29)
Tax return of capital to shareholder	—	—	—	—
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.05)	(0.22)	(0.09)	(0.29)
Net asset value, end of year/period	$21.85	$23.98	$20.25	$23.48
Market price, end of year/period	21.77	23.98	20.19	23.50

Net Asset Total Return[7]	(8.63)%	(3.29)%[3]	(13.37)%	(4.98)%[3]
Supplemental Data:
Net assets at end of period (000’s)	$72,097	$112,691	$99,236	$140,876
Ratios to Average Net Assets:
Expenses to Average Net Assets[4]	0.99%	1.04%[4]	0.98%	1.02%[4]
Net Investment Income to Average Net Assets[4]	0.19%	1.17%[4]	0.38%	1.67%[4]
Portfolio turnover rate[5]	573%	294%[3]	584%	277%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units
[6]	The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.
[7]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
[8]	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights (concluded)

For capital share outstanding throughout each year/period

WBI Tactical LCS Shares		WBI Tactical Income Shares		WBI Tactical High Income Shares
Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
$23.85	$25.00	$25.46	$25.00	$24.50	$25.00

0.04	0.06	0.34	0.23	0.39	0.36
(2.00)	(1.16)	(0.23)	0.46	(1.11)	(0.51)
(1.96)	(1.10)	0.11	0.69	(0.72)	(0.15)

(0.02)	(0.04)	(0.33)	(0.23)	(0.38)	(0.35)
—	(0.01)	—	—	—	(0.00)[8]
—	—	(0.06)	—	—	—
(0.02)	(0.05)	(0.39)	(0.23)	(0.38)	(0.35)
$21.87	$23.85	$25.18	$25.46	$23.40	$24.50
21.79	23.88	25.16	25.48	23.34	24.56
(8.22)%	(4.41)%[3]	0.45%	2.77%[3]	(2.97)%	(0.65)%[3]

$80,909	$121,629	$396,558	$308,062	$228,101	$216,781

0.98%	1.02%[4]	0.95%	0.99%[4]	0.95%	0.98%[4]
0.17%	0.27%[4]	1.35%	1.08%[4]	1.64%	1.72%[4]
493%	296%[3]	364%	308%[3]	328%	293%[3]

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Notes to Financial Statements
June 30, 2016

NOTE 1 — ORGANIZATION

Absolute Shares Trust (the “Trust”) was organized as a Delaware statutory trust on November 7, 2013 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). As of June 30, 2016, the Trust consisted of the following ten diversified separate investment portfolios (each, a “Fund” or, individually and, together, the “Funds”):

WBI Tactical SMG Shares
WBI Tactical SMV Shares
WBI Tactical SMY Shares
WBI Tactical SMS Shares
WBI Tactical LCG Shares
WBI Tactical LCV Shares
WBI Tactical LCY Shares
WBI Tactical LCS Shares
WBI Tactical Income Shares
WBI Tactical High Income Shares

The Funds’ investment advisor, Millington Securities, Inc. (“Advisor”), has selected its affiliate, WBI Investments, Inc. (“Sub-Advisor”), to act as Sub-Advisor. Both the Advisor and Sub-Advisor are registered as investment advisors with the Securities and Exchange Commission (“SEC”). The Advisor is also registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. The Board of Trustees (the “Board” and each member a “Trustee”) supervises the conduct of the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets, liabilities and the disclosure of contingent assets and liabilities at June 30, 2016. Actual results could differ from these estimates.

A. Valuation. All equity securities, including domestic common stocks, preferred stocks, real estate investment trusts, exchange traded funds and exchange traded notes, that are traded on a national securities exchange, except those listed on the NASDAQ Global Market, NASDAQ Select Market and NASDAQ Capital Market (collectively “NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices is used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price is used.

Debt securities are valued in accordance with prices supplied by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value. The Trust’s valuation committee may also use other valuation methods in certain instances.

Investment in other mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued by the Trust’s valuation committee based on the valuation procedures adopted by the Board (the “Valuation Procedures”) and information it receives from the Sub-Advisor and U.S. Bancorp Fund Services, LLC (“USBFS”). When a security is “fair valued”, consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Valuation Procedures. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; including the Funds’ Valuation Committee’s assumptions used in determining the fair value of investments. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2016:

WBI Tactical SMG Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$59,899,449	$—	$—	$59,899,449
Real Estate Investment Trusts	9,580,828	—	—	9,580,828
Short-Term Investments	24,417,168	—	—	24,417,168
Total Investments in Securities, at value	$93,897,445	$—	$—	$93,897,445

WBI Tactical SMV Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$48,019,988	$—	$—	$48,019,988
Real Estate Investment Trusts	11,084,706	—	—	11,084,706
Short-Term Investments	26,550,483	—	—	26,550,483
Total Investments in Securities, at value	$85,655,177	$—	$—	$85,655,177

WBI Tactical SMY Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$65,721,958	$—	$—	$65,721,958
Real Estate Investment Trusts	14,403,480	—	—	14,403,480
Short-Term Investments	38,745,553	—	—	38,745,553
Total Investments in Securities, at value	$118,870,991	$—	$—	$118,870,991

WBI Tactical SMS Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$55,850,748	$—	$—	$55,850,748
Real Estate Investment Trusts	15,758,840	—	—	15,758,840
Short-Term Investments	26,151,757	—	—	26,151,757
Total Investments in Securities, at value	$97,761,345	$—	$—	$97,761,345

WBI Tactical LCG Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$38,642,472	$—	$—	$38,642,472
Real Estate Investment Trusts	15,287,840	—	—	15,287,840
Short-Term Investments	27,562,104	—	—	27,562,104
Total Investments in Securities, at value	$81,492,416	$—	$—	$81,492,416
Liabilities^	Level 1	Level 2	Level 3	Total
Options Written	$(15,950)	$—	$—	$(15,950)
Total — Liabilities — Options Written	$(15,950)	$—	$—	$(15,950)

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

WBI Tactical LCV Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$40,568,744	$—	$—	$40,568,744
Real Estate Investment Trusts	7,898,577	—	—	$7,898,577
Short-Term Investments	38,149,092	—	—	38,149,092
Total Investments in Securities, at value	$86,616,413	$—	$—	$86,616,413
Liabilities^	Level 1	Level 2	Level 3	Total
Options Written	$(51,983)	$—	$—	$(51,983)
Total — Liabilities — Options Written	$(51,983)	$—	$—	$(51,983)

WBI Tactical LCY Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$42,401,329	$—	$—	$42,401,329
Real Estate Investment Trusts	5,119,934	—	—	5,119,934
Short-Term Investments	62,855,020	—	—	62,855,020
Total Investments in Securities, at value	$110,376,283	$—	$—	$110,376,283
Liabilities^	Level 1	Level 2	Level 3	Total
Options Written	$(26,680)	$—	$—	$(26,680)
Total — Liabilities — Options Written	$(26,680)	$—	$—	$(26,680)

WBI Tactical LCS Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$35,047,604	$—	$—	$35,047,604
Real Estate Investment Trusts	15,775,273	—	—	15,775,273
Short-Term Investments	46,026,951	—	—	46,026,951
Total Investments in Securities, at value	$96,849,828	$—	$—	$96,849,828
Liabilities^	Level 1	Level 2	Level 3	Total
Options Written	$(55,970)	$—	$—	$(55,970)
Total — Liabilities — Options Written	$(55,970)	$—	$—	$(55,970)

WBI Tactical Income Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$45,147,140	$—	$—	$45,147,140
Real Estate Investment Trusts	7,040,488	—	—	7,040,488
Exchange Traded Funds	297,070,727	—	—	297,070,727
US Government Notes	18,260,182	—	—	18,260,182
Short-Term Investments	65,331,882	—	—	65,331,882
Total Investments in Securities, at value	$432,850,419	$—	$—	$432,850,419

WBI Tactical High Income Shares
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$31,714,717	$—	$—	$31,714,717
Real Estate Investment Trusts	16,636,225	—	—	16,636,225
Exchange Traded Funds	126,892,610	—	—	126,892,610
US Government Notes	27,493,318	—	—	27,493,318
Short-Term Investments	52,812,874	—	—	52,812,874
Total Investments in Securities, at value	$255,549,744	$—	$—	$255,549,744
Liabilities^	Level 1	Level 2	Level 3	Total
Options Written	$(153,628)	$—	$—	$(153,628)
Total — Liabilities — Options Written	$(153,628)	$—	$—	$(153,628)

^ See Schedules of Investments for breakout of investments by sector classification.

Transfers between levels are recognized at the end of the reporting period. During the year ended June 30, 2016, the Funds recognized no transfers to or from Levels 1, 2 or 3.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

B. Certain Risks. Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain principal risks pertaining to the Funds.

Counterparty Risk — Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

Debt Securities Risk — The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates.

Equity Options Risk — Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

ETF and Other Investment Companies Risk — When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company.

Market Risk — Either the stock market as a whole or the value of an investment held by the Fund goes down, resulting in a decrease in the market value or NAV of the Shares.

Equity Securities Risk — Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Fluctuation of Net Asset Value — The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable — Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

C. Federal Income Taxes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to its shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

Net capital losses incurred after October 31, 2015, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of June 30, 2016, the following Funds deferred, on a tax basis, late year losses of:

	Capital	Ordinary
WBI Tactical SMG Shares	4,545,672	57,459
WBI Tactical SMV Shares	12,149,812	—
WBI Tactical SMY Shares	14,279,840	—
WBI Tactical SMS Shares	10,226,081	—
WBI Tactical LCG Shares	8,344,360	—
WBI Tactical LCV Shares	6,537,301	—
WBI Tactical LCY Shares	11,040,538	—
WBI Tactical LCS Shares	6,345,594	—
WBI Tactical Income Shares	7,581,879	—
WBI Tactical High Income Shares	12,929,003	—

As of June 30, 2016 the Funds had the following short-term capital loss carryforward available for federal income tax purposes, with an indefinite expiration:

WBI Tactical SMG Shares	21,883,814
WBI Tactical SMV Shares	8,659,907
WBI Tactical SMY Shares	17,677,548
WBI Tactical SMS Shares	16,176,768
WBI Tactical LCG Shares	17,620,715
WBI Tactical LCV Shares	13,695,829
WBI Tactical LCY Shares	20,163,356
WBI Tactical LCS Shares	14,577,606
WBI Tactical Income Shares	7,943,576
WBI Tactical High Income Shares	9,953,645

D. Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Premiums and discounts are amortized/accreted using the effective interest method over the lives of the respective debt instruments.

E. Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid by WBI Tactical SMG Shares, WBI Tactical SMV Shares, WBI Tactical SMS Shares, WBI Tactical LCG Shares, WBI Tactical LCV Shares and WBI Tactical LCS Shares on a quarterly basis. Distributions to shareholders from net investment income are declared and paid by WBI Tactical SMY Shares, WBI Tactical LCY Shares, WBI Tactical Income Shares and WBI Tactical High Income Shares on a monthly basis. Distributions from net realized gains on securities are normally declared and paid by all Funds on an annual basis. Distributions are recorded on the ex-dividend date.

F. Derivative Transactions: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for economic hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to economically hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability, The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, the Fund realizes a gain or

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transactions exceeds the premiums paid or received. Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The activity in written options during the year ended June 30, 2016, is as follows:

	WBI Tactical SMG Shares		WBI Tactical SMV Shares		WBI Tactical SMY Shares		WBI Tactical SMS Shares		WBI Tactical LCG Shares
	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums
Options outstanding,
beginning of period	—	$—	—	$—	—	$—	—	$—	—	$—
Options written	47	8,573	—	—	—	—	120	32,999	1,124	55,825
Options exercised	—	—	—	—	—	—	—	—	—	—
Options expired	(29)	(4,031)	—	—	—	—	—	—	—	—
Options closed	(18)	(4,542)	—	—	—	—	(120)	(32,999)	(904)	(45,045)
Options outstanding,
end of period	—	$—	—	$—	—	$—	—	$—	220	$10,780

	WBI Tactical LCV Shares		WBI Tactical LCY Shares		WBI Tactical LCS Shares		WBI Tactical Income Shares		WBI Tactical High Income Shares
	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums
Options outstanding,
beginning of period	—	$—	—	$—	—	$—	—	$—	—	$—
Options written	717	35,132	368	18,032	772	37,827	2,900	78,599	4,579	187,967
Options exercised	—	—	—	—	—	—	—	—	—	—
Options expired	—	—	—	—	—	—	(1,000)	(61,499)	(760)	(46,739)
Options closed	—	—	—	—	—	—	(1,900)	(17,100)	(1,700)	(37,399)
Options outstanding,
end of period	717	$35,132	368	$18,032	772	$37,827	—	$—	2,119	$103,829

Statements of Assets and Liabilities — The fair values of derivatives instruments as of June 30, 2016 were as follows:

	Liability Location	Fair Value
Equity Options:
WBI Tactical SMG Shares	Options written, at value	$—
WBI Tactical SMV Shares	Options written, at value	—
WBI Tactical SMY Shares	Options written, at value	—
WBI Tactical SMS Shares	Options written, at value	—
WBI Tactical LCG Shares	Options written, at value	15,950
WBI Tactical LCV Shares	Options written, at value	51,983
WBI Tactical LCY Shares	Options written, at value	26,680
WBI Tactical LCS Shares	Options written, at value	55,970
WBI Tactical Income Shares	Options written, at value	—
WBI Tactical High Income Shares	Options written, at value	153,628

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

Statements of Operations — The effect of derivative instruments on the Statements of Operations for the year end June 30, 2016 were as follows:

Amount of realized gain (loss) on derivative instruments recognized in income:

Fund	Purchased Options	Written Options
WBI Tactical SMG Shares	$(61,028)	$ 8,129
WBI Tactical SMV Shares	(19,970)	—
WBI Tactical SMY Shares	(56,107)	—
WBI Tactical SMS Shares	(49,588)	31,079
WBI Tactical LCG Shares	26,886	25,410
WBI Tactical LCV Shares	(46,226)	—
WBI Tactical LCY Shares	(54,858)	—
WBI Tactical LCS Shares	(46,520)	—
WBI Tactical Income Shares	—	67.199
WBI Tactical High Income Shares	—	46,739

G. Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE ARCA, Inc., the exchange where the Funds’ shares are listed, is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s NAV per share.

H. Guarantees and Indemnifications. The Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.

I. Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2016, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
WBI Tactical SMG Shares	$334	$(1,218,378)	$1,218,044
WBI Tactical SMV Shares	(22,407)	(742,035)	764,442
WBI Tactical SMY Shares	(22,886)	(479,490)	502,376
WBI Tactical SMS Shares	(26,365)	(637,732)	664,097
WBI Tactical LCG Shares	(38)	(1,135,658)	1,135,696
WBI Tactical LCV Shares	(9,193)	(614,891)	624,084
WBI Tactical LCY Shares	1,051	(242,975)	241,924
WBI Tactical LCS Shares	(23,083)	(497,910)	520,993
WBI Tactical Income Shares	(145)	(414,977)	415,122
WBI Tactical High Income Shares	—	(15,938)	15,938

During the year ended June 30, 2016 the Funds realized capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund Shares for securities held by a Fund rather than for cash. Because the gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains/losses to paid-in capital. The following table shows the impact to each Fund:

WBI Tactical SMG Shares	$1,218,378
WBI Tactical SMV Shares	764,442
WBI Tactical SMY Shares	502,376
WBI Tactical SMS Shares	664,097
WBI Tactical LCG Shares	1,135,696
WBI Tactical LCV Shares	624,084
WBI Tactical LCY Shares	242,041
WBI Tactical LCS Shares	500,754
WBI Tactical Income Shares	416,672
WBI Tactical High Income Shares	15,938

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

J. Subsequent Events. In preparing these financial statements, the Advisor has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. On July 25, 2016, the Advisor launched a new Fund in the Trust, WBI Tactical Rotation Shares (ticker WBIR). There were no other events or transactions that occurred during the period subsequent to June 30, 2016, that materially impacted the amounts or disclosures in the Funds’ financial statements.

K. Recent Accounting Pronouncement. In May 2015, the Financial Accounting Standard Board (“FASB”) issued ASU No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015, and for interim periods within those years and early adoption is permitted. Management is currently evaluating the implications of these changes and their impact on the financial statements.

NOTE 3 — MANAGEMENT FEE

Pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor serves as the investment adviser, makes investment decisions for each Fund, and manages the investment portfolios of the Funds, subject to the supervision of, and policies of the Board. Under the Advisory Agreement, the Advisor may retain an investment sub-adviser for the Funds, subject to approval by the Board and Fund shareholders. Under a sub-advisory agreement, (“Sub-Advisory Agreement”) the Sub-Advisor serves as the investment sub-adviser and is responsible for the day to day management of the Funds, subject to the supervision of the Advisor and the Board. For the services the Sub-Advisor provides to each Fund, the Sub-Advisor receives a fee that is equal to 0.85% per year of the average daily net assets of such Fund, calculated daily and paid monthly. The Advisor is paid 0.04% of each Fund’s average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

NOTE 4 — PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The Sub-Advisor may determine to execute portfolio transactions through the Advisor, which is a registered broker-dealer. For the year ended June 30, 2016, the Funds paid the affiliated broker dealer, Millington Securities, Inc, $0 for brokerage commissions.

NOTE 5 — EXPENSE LIMITATION AND REIMBURSEMENT

The Sub-Advisor has entered into an Expense Limitation Agreement (the “Agreement”) with the Trust to waive the fees and reimburse expenses of the Funds until at least October 31, 2017 so that the total operating expenses (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with U.S. GAAP, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) and organizational costs (the “Operating Expenses”) of the Funds are limited to 1.25% of average net assets (the “Expense Cap”). The Sub-Advisor may discontinue its obligations under the Agreement at any time in its sole discretion after October 31, 2017. The Funds have agreed to repay the amounts borne by the Sub-Advisor under the Agreement within the three year period after the Sub-Advisor bears the expense, when and if requested by the Sub-Advisor, to the extent the Operating Expenses of the Funds are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Operating Expenses. The repayment may not raise the level of Operating Expenses of the Funds in the month of repayment to exceed the Expense Cap. The Sub-Advisor has not currently waived any expenses under this agreement for any Funds.

NOTE 6 — COMPLIANCE AND ADMINISTRATION SERVICING AGREEMENTS

The Trust has entered into an agreement with Foreside Fund Officer Services, LLC (“Foreside”), whereby Foreside agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-1 of the 1940 Act.

U.S. Bancorp Fund Services, LLC (the “Administrator”) serves as the independent administrator and U.S. Bank National Association (the “Custodian”) serves as the custodian to the Funds. Under the Fund Administration Servicing, Fund Accounting Servicing, and Transfer Agent Servicing Agreements, the Administrator is responsible for keeping financial books and records of the Funds and generally managing the administrative affairs and transfer agency services.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33⅓% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S Bank N.A (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities as of close of the prior business day, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of June 30, 2016, Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2016, the value of the securities on loan and payable for collateral due to broker were as follows:

Fund	Values of Securities on loan	Collateral Received*
WBI Tactical SMG Shares	$16,117,355	$16,301,133
WBI Tactical SMV Shares	19,386,672	19,518,696
WBI Tactical SMY Shares	22,027,149	22,674,551
WBI Tactical SMS Shares	20,306,349	20,500,077
WBI Tactical LCG Shares	14,556,334	15,219,416
WBI Tactical LCV Shares	16,656,903	18,899,922
WBI Tactical LCY Shares	15,898,465	18,994,465
WBI Tactical LCS Shares	13,828,080	16,502,703
WBI Tactical Income Shares	22,515,743	22,725,454
WBI Tactical High Income Shares	23,304,323	23,963,674

*	The cash collateral received was invested in the Mount Vernon Securities Lending Prime Portfolio as shown on the Schedule of Investments, a money market fund with an overnight and continuous maturity.

Fees and interest income earned on collateral investments and recognized by the Funds during the year ended June 30, 2016, was as follows:

Fees and Interest Income Earned

Fund	Fees and Interest Income Earned
WBI Tactical SMG Shares	$ 43,617
WBI Tactical SMV Shares	31,970
WBI Tactical SMY Shares	85,584
WBI Tactical SMS Shares	17,104
WBI Tactical LCG Shares	26,968
WBI Tactical LCV Shares	22,076
WBI Tactical LCY Shares	38,884
WBI Tactical LCS Shares	38,543
WBI Tactical Income Shares	558,480
WBI Tactical High Income Shares	384,899

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

Offsetting Assets and Liabilities. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the arrangements subject to offsetting as of June 30, 2016.

Fund	Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Collateral Received	Net Amount
WBI Tactical SMG Shares	Securities Lending	$16,301,133	$—	$16,301,133	$16,301,133	$—
WBI Tactical SMV Shares	Securities Lending	19,518,696	—	19,518,696	19,518,696	—
WBI Tactical SMY Shares	Securities Lending	22,674,551	—	22,674,551	22,674,551	—
WBI Tactical SMS Shares	Securities Lending	20,500,077	—	20,500,077	20,500,077	—
WBI Tactical LCG Shares	Securities Lending	15,219,416	—	15,219,416	15,219,416	—
WBI Tactical LCV Shares	Securities Lending	18,899,922	—	18,899,922	18,899,922	—
WBI Tactical LCY Shares	Securities Lending	18,994,465	—	18,994,465	18,994,465	—
WBI Tactical LCS Shares	Securities Lending	16,502,703	—	16,502,703	16,502,703	—
WBI Tactical Income Shares	Securities Lending	22,725,454	—	22,725,454	22,725,454	—
WBI Tactical High Income Shares	Securities Lending	23,963,674	—	23,963,674	23,963,674	—

NOTE 8 — TAX INFORMATION

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes as of June 30, 2016 were as follows:

	WBI Tactical SMG Shares	WBI Tactical SMV Shares	WBI Tactical SMY Shares	WBI Tactical SMS Shares	WBI Tactical LCG Shares
Cost of investments	$89,830,768	$83,031,108	$116,786,968	$93,792,214	$78,194,461
Gross tax unrealized appreciation	4,245,090	3,194,105	2,829,131	4,393,204	3,696,210
Gross tax unrealized depreciation	(178,413)	(570,036)	(745,108)	(424,073)	(398,255)
Net tax unrealized appreciation	4,066,677	2,624,069	2,084,023	3,969,131	3,297,955
Undistributed ordinary income	—	59,747	156,933	17,464	72,868
Undistributed long term gain	—	—	—	—	—
Total distributable earnings	—	59,747	156,933	17,464	72,868
Other accumulated (loss)	(26,486,945)	(20,809,719)	(31,957,388)	(26,402,849)	(25,970,245)
Total accumulated gain	(22,420,268)	(18,125,903)	(29,716,432)	(22,416,254)	(22,599,422)

	WBI Tactical LCV Shares	WBI Tactical LCY Shares	WBI Tactical LCS Shares	WBI Tactical Income Shares	WBI Tactical High Income Shares
Cost of investments	$83,914,789	$108,397,339	$93,624,955	$420,482,564	$249,230,409
Gross tax unrealized appreciation	3,087,632	2,262,181	3,310,539	12,648,892	6,722,083
Gross tax unrealized depreciation	(386,008)	(283,237)	(85,666)	(281,037)	(402,748)
Net tax unrealized appreciation	2,701,624	1,978,944	3,224,873	12,367,855	6,319,335
Undistributed ordinary income	20,710	48,277	58,871	10,163	9,936
Undistributed long term gain	—	—	—	—	—
Total distributable earnings	20,710	48,277	58,871	10,163	9,936
Other accumulated (loss)	(20,249,981)	(31,212,542)	(20,941,343)	(15,525,455)	(22,932,447)
Total accumulated gain	(17,527,647)	(29,185,321)	(17,657,599)	(3,147,437)	(16,603,176)

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

The difference between the cost of investments amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sale losses in security transactions.

NOTE 9 — PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2016, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, are as follows:

	All Other		US Government
Fund	Purchases	Sales	Purchases	Sales
WBI Tactical SMG Shares	$441,773,883	$440,316,451	$—	$—
WBI Tactical SMV Shares	397,410,705	414,296,121	—	—
WBI Tactical SMY Shares	471,155,177	476,766,413	—	—
WBI Tactical SMS Shares	387,638,974	375,632,577	—	—
WBI Tactical LCG Shares	430,333,708	442,931,888	—	—
WBI Tactical LCV Shares	315,430,539	342,381,787	—	—
WBI Tactical LCY Shares	348,081,669	397,025,924	—	—
WBI Tactical LCS Shares	265,574,645	299,531,710	—	—
WBI Tactical Income Shares	1,098,850,764	979,493,662	17,984,063	100,193,731
WBI Tactical High Income Shares	575,758,520	549,685,185	15,945,344	28,797,766

For the year ended June 30, 2016 the value of the in-kind security transactions were as follows:

Fund	Subscriptions	Redemptions
WBI Tactical SMG Shares	$2,414,717	$31,297,393
WBI Tactical SMV Shares	19,071,660	21,388,918
WBI Tactical SMY Shares	10,197,458	20,853,615
WBI Tactical SMS Shares	17,581,628	18,911,920
WBI Tactical LCG Shares	4,014,176	37,629,170
WBI Tactical LCV Shares	5,524,519	21,013,757
WBI Tactical LCY Shares	5,892,404	13,427,897
WBI Tactical LCS Shares	3,891,590	14,909,309
WBI Tactical Income Shares	106,619,562	28,093,375
WBI Tactical High Income Shares	65,208,596	50,050,531

NOTE 10 — SHARE TRANSACTIONS

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges as the other shares of such Fund.

The Trust has entered into an agreement with NYSE Group, Inc. to list shares of the Funds’ (“Shares”) on NYSE Arca, Inc., an indirect wholly-owned subsidiary of NYSE Group, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units will be issued and redeemed principally in-kind, however, the Trust reserves the right to offer a cash option for creations and redemptions of Shares. Once created, Shares generally will trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Corporation participant and, in each case, must have executed a participant agreement with Foreside Fund Services, LLC, the Funds’ distributor (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2016

	WBI Tactical SMG Shares				WBI Tactical SMV Shares
	For the Year Ended		For the Period Ended		For the Year Ended		For the Period Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	100,000	$2,447,150	6,150,000	$154,470,400	850,000	$20,139,750	4,500,000	$112,289,770
Shares Redeemed	(1,850,000)	(39,895,975)	(900,000)	(23,168,840)	(1,500,000)	(32,164,730)	(450,000)	(11,194,065)
	(1,750,000)	$(37,448,825)	5,250,000	$131,301,560	(650,000)	$(12,024,980)	4,050,000	$101,095,705
Beginning Shares	5,250,000		—		4,050,000		—
Ending Shares	3,500,000		5,250,000		3,400,000		4,050,000

	WBI Tactical SMY Shares				WBI Tactical SMS Shares
	For the Year Ended		For the Period Ended		For the Year Ended		For the Period Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	600,000	$13,669,150	6,200,000	$153,603,500	1,150,000	$25,570,120	5,000,000	$124,416,250
Shares Redeemed	(1,600,000)	(33,043,660)	(350,000)	(8,480,050)	(1,500,000)	(30,597,340)	(800,000)	(19,687,810)
	(1,000,000)	$(19,374,510)	5,850,000	$145,123,450	(350,000)	$(5,027,220)	4,200,000	$104,728,440
Beginning Shares	5,850,000		—		4,200,000		—
Ending Shares	4,850,000		5,850,000		3,850,000		4,200,000

	WBI Tactical LCG Shares				WBI Tactical LCV Shares
	For the Year Ended		For the Period Ended		For the Year Ended		For the Period Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	250,000	$5,917,975	7,450,000	$187,768,750	350,000	$8,219,580	5,850,000	$144,793,650
Shares Redeemed	(2,550,000)	(57,058,405)	(1,800,000)	(46,544,295)	(1,750,000)	(38,378,210)	(1,150,000)	(28,373,165)
	(2,300,000)	$(51,140,430)	5,650,000	$141,224,455	(1,400,000)	$(30,158,630)	4,700,000	$116,420,485
Beginning Shares	5,650,000		—		4,700,000		—
Ending Shares	3,350,000		5,650,000		3,300,000		4,700,000

	WBI Tactical LCY Shares				WBI Tactical LCS Shares
	For the Year Ended		For the Period Ended		For the Year Ended		For the Period Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	450,000	$10,093,995	6,700,000	$166,637,540	200,000	$4,747,860	5,800,000	$144,090,055
Shares Redeemed	(1,550,000)	(32,091,605)	(700,000)	(16,931,760)	(1,600,000)	(34,763,385)	(700,000)	(17,039,725)
	(1,100,000)	$(21,997,610)	6,000,000	$149,705,780	(1,400,000)	$(30,015,525)	5,100,000	$127,050,330
Beginning Shares	6,000,000		—		5,100,000		—
Ending Shares	4,900,000		6,000,000		3,700,000		5,100,000

	WBI Tactical Income Shares				WBI Tactical High Income Shares
	For the Year Ended		For the Period Ended		For the Year Ended		For the Period Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	4,900,000	$122,899,040	13,000,000	$329,009,775	3,700,000	$87,565,555	12,050,000	$300,417,755
Shares Redeemed	(1,250,000)	(30,978,515)	(900,000)	(22,745,770)	(2,800,000)	(65,618,650)	(3,200,000)	(79,553,700)
	3,650,000	$91,920,525	12,100,000	$306,264,005	900,000	$21,946,905	8,850,000	$220,864,055
Beginning Shares	12,100,000				8,850,000
Ending Shares	15,750,000		12,100,000		9,750,000		8,850,000

Absolute Shares Trust
Notes to Financial Statements (concluded)
June 30, 2016

NOTE 11 — DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions declared by the Funds were as follows:

	Year Ended June 30, 2016			Period Ended June 30, 2015
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital

WBI Tactical SMG Shares	$325,192	$—	$—	$173,690	$—	$11,397
WBI Tactical SMV Shares	644,333	—	—	221,077	—	15,437
WBI Tactical SMY Shares	1,343,813	—	—	1,133,995	—	—
WBI Tactical SMS Shares	439,882	—	—	26,231	—	45,873
WBI Tactical LCG Shares	270,327	—	—	1,339,767	—	—
WBI Tactical LCV Shares	208,386	—	—	979,971	—	—
WBI Tactical LCY Shares	515,591	—	—	1,675,154	—	—
WBI Tactical LCS Shares	101,176	—	—	183,355	—	74,015
WBI Tactical Income Shares	5,518,099	6,850	—	1,611,762	—	—
WBI Tactical High Income Shares	3,612,331	—	—	2,614,797	—	11,520

Absolute Shares Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Absolute Shares Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WBI Tactical SMG Shares, WBI Tactical SMV Shares, WBI Tactical SMY Shares, WBI Tactical SMS Shares, WBI Tactical LCG Shares, WBI Tactical LCV Shares, WBI Tactical LCY Shares, WBI Tactical LCS Shares, WBI Tactical Income Shares and WBI Tactical High Income Shares, (ten of the portfolios constituting Absolute Shares Trust (the “Trust”), as of June 30, 2016, and the related statements of operations for the year then ended, changes in net assets and financial highlights for the year then ended and for the period August 25, 2014 through June 30, 2015. The financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective ten portfolios constituting Absolute Shares Trust as of June 30, 2016, the results of its operations for the year then ended, changes in its net assets, and financial highlights for the year then ended and for the period August 25, 2014 through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Short Hills, New Jersey
August 25, 2016

Absolute Shares Trust
Trustees and Officers (Unaudited)

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees:

Jude T. Depko, 1946	Trustee	Since June	Technical Consultant, Michael Baker Jr.,	11	None
		2014	Inc. (consulting)(2009 to present)

John A. Flanagan, 1946	Trustee	Since June	Treasurer, ETF Managers Trust	11	None
		2014	(investment company)(2015 to present);
			Principal Financial Officer, ETF Managers
			Capital, LLC (commodity pool
			operator)(2014 to present); President, John
			A. Flanagan CPA, LLC (accounting
			services)(2010 to present); Chief Financial
			Officer, Macromarkets LLC (exchange
			traded funds)(2007 to 2010)

Andrew Putterman, 1959	Trustee	Since June	Principal, 1812 Park, LLC (financial	11	None
		2014	consulting)(2014 to present); Advisory
			Board Member, Vestigo Ventures 1 GP,
			LLC (2016 to present); Managing
			Director, B+ Institutional Services, LLC
			(2014 to present); Independent Board
			Member, Princeton Private Equity Fund
			(2014 to 2015); Chairman Emeritus,
			Fortigent LLC (financial services)(2013 to
			2014); Managing Director, LPL Financial
			(financial services)(2012 to 2014); The
			Private Trust Company (January 2013 to
			December 2013); President and Chief
			Executive Officer, Fortigent LLC (2006 to
			2012 and 2013, respectively)

Interested Trustees:
Don Schreiber, Jr., 1955(4)	Trustee, President	Since	Chief Executive Officer, Treasurer and Co-	11	None
	and Principal	November	Portfolio Manager, WBI Investments, Inc.
	Executive Officer	2013	(registered investment adviser)(1984 to
			present); Chief Executive Officer,
			Millington Securities, Inc. (registered
			investment adviser and broker-dealer)(2013
			to present); Chief Executive Officer, Vice
			President, Director and Treasurer, WBI
			Trading, Inc. (financial services)(2011 to
			present); Chief Executive Officer, Vice
			President, Director and Treasurer,
			Hartshorne Group, Inc. (wealth
			management services)(2008 to present)

Matthew Schreiber, 1980(4)	Trustee	Since June	President and Vice President of WBI	11	None
		2014	Investments, Inc. (2013 to present); Vice
			President of Business Development, WBI
			Investments, Inc. (2007- to 2013)

Absolute Shares Trust
Trustees and Officers (Unaudited) (concluded)

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Other Officers:

Ann Schreiber, 1984	Secretary	Since	Chief Marketing Officer, WBI Investments, Inc. (2015 to present);
		June 2014	Secretary, WBI Trading, Inc. (2015 to present); Secretary, Millington
Securities, Inc. (2013 to present); Secretary, Hartshorne Group, Inc. (2012 to present); Corporate Secretary, WBI Investments, Inc. (2011 to present);
Director of Marketing and Executive Services, WBI Investments, Inc.
(2011 to 2014); Consultant, Advisor Toolbox, Inc. (2009 to 2011)

Paul Lagermasini, 1969	Treasurer and	Since	Chief Financial Officer of WBI Investments, Inc., The Hartshorne Group
	Principal Financial	November 2015	Inc., and Millington Securities, Inc. (2015 to present); Head of SEC
	Officer		Reporting at RCS Capital Corporation (2013 to 2015); Chief Financial
Officer of Ally Securities LLC (2011 to 2013)

Tracey Crespo, 1970	Assistant Treasurer	Since	Chief Operating Officer, WBI Investments, Inc. (2011 to present);
		November 2015	Treasurer and Principal Financial Officer of Absolute Shares Trust (August
2015 to November 2015); Director of Centralized Operations & Director
of Fund Accounting and Hedge Fund Services, SEI, Inc. (fund
administrative services)(2007-2011).

Steven Van Solkema, 1970	Assistant Treasurer	Since	Chief Operating Officer and Chief Compliance Officer, Millington
		November 2015	Securities, Inc. (2014 to present); Managing Director, Ally Financial, Inc.
(financial services) (2010 to 2013)

Alyson Kest, 1974	Assistant Secretary	Since	Compliance at Millington Securities, Inc. (2015 to present); Legal and
		February 2015	Compliance at XL Catlin (fka Catlin, Inc.) (2014 to 2015); Compliance at
Macquarie (2011 to 2014); Compliance and Risk at Morgan Stanley (2006 to 2011)

Donna M. Rogers, 1966	Chief Compliance	Since	Managing Director, Foreside Fund Officer Services, LLC (formerly
	Officer	June 2014	Foreside Compliance Services, LLC) (financial services)(2010 to present);
Senior Vice President, State Street Bank (formerly Investors Bank & Trust
Company) (financial services)(2004 to 2010).

Cynthia R. Bonna, 1984	Chief Legal Officer	Since	Chief Compliance Officer, WBI Investments, Inc. (2013 to present); Chief
		June 2014	Compliance Officer, Hartshorne Group, Inc. (2013 to present);
Compliance Officer, Millington Securities, Inc. (2013 to present);
Compliance Officer, WBI Investments, Inc. (2010 to 2013); Compliance
Officer, Hartshorne Group, Inc. (2010 to 2013)

(1)	The address of each Trustee or officer is c/o Absolute Shares Trust, 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701.
(2)	Trustees and Officers serve until their successors are duly elected and qualified.
(3)	The Fund is part of a “Fund Complex” as defined in the 1940 Act. The Fund Complex includes all open-end funds (including all of their portfolios) advised by the Advisor or the Sub-Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the Fund Complex consists of the 11 Funds of the Trust and four mutual funds separately advised by the Sub-Advisor.
(4)	Don Schreiber Jr. and Matthew Schreiber are each an “interested person” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with the Advisor and the Sub-Advisor.

The Statement of Additional Information includes additional information about the Trustees as is available without charge, up on request, by calling toll free at (800)-772-5810, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.wbishares.com.

Absolute Shares Trust
Approval of Advisory Agreements and Board Considerations
(Unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met in person on May 19, 2016, to consider whether to renew: (1) the investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor and (2) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor. The Board considered renewing the Advisory Agreement and the Sub-Advisory Agreement and the engagement of the Advisor and the Sub-Advisor separately, although the advisers are affiliates.

In accordance with Section 15(c) of the Investment Company Act of 1940 (“1940 Act”), as amended, the Board requested, reviewed and considered materials furnished by the Advisor and the Sub-Advisor relevant to the Board’s consideration of whether to renew the Advisory Agreement and the Sub-Advisory Agreement. In connection with considering whether to renew the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Independent Trustees, who provided assistance and advice. The consideration of renewing the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services provided by each of the Advisor and the Sub-Advisor; (2) the investment performance of each of the Advisor and the Sub-Advisor; (3) the costs of the services provided and profits realized by each of the Advisor and the Sub-Advisor and their affiliates from the relationship with the Trust; (4) the extent to which economies of scale have been realized as the Funds have grown; (5) any benefits derived or to be derived by each of the Advisor and the Sub-Advisor from the relationship with the Trust; and (6) potential conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) copies of the Advisory Agreement, the Sub-Advisory Agreement and the Expense Limitation Agreement; (2) information describing the Advisor, the Sub-Advisor and the services provided thereby; (3) information regarding the compliance programs of the Advisor and the Sub-Advisor; (4) copies of the Forms ADV for the Advisor and the Sub-Advisor; and (5) memoranda and guidance from K&L Gates LLP on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act. In addition, the Board was provided data and information comparing the advisory fees and expenses of the Funds with expenses and performance of other exchange-traded funds (“ETFs”) with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:

1. The nature, extent and quality of the services provided by each of the Adviser and the Sub-Adviser. The Board received information on and considered the division of responsibility of services provided by the Adviser and the Sub-Adviser, including the fact that portfolio management would continue to be conducted by the Sub-Adviser. In addition to the Sub-Advisor’s performance managing the Funds, the Board reviewed the experience and resources that the Sub-Adviser had in managing strategies similar to those utilized by the Funds, including information regarding the education and experience of management and investment personnel.

The Board determined that the Funds would continue to benefit from the services and resources available from the Adviser and the Sub-Adviser, with respect to their responsibilities under the Advisory and Sub-Advisory Agreements. In particular, they noted the extensive experience of the Sub-Advisor’s management personnel in developing and administering strategies utilized by the Funds, as well as the performance history of the Sub-Adviser since its inception. The Board also noted the compliance regimes of the Adviser and the Sub-Adviser and their effectiveness.

2. The investment performance of each of the Adviser and the Sub-Adviser. In reviewing the investment performance of the Adviser and the Sub-Adviser, the Board noted that the Funds’ investment strategies and objectives were distinguishable from similar unaffiliated ETFs in the Funds’ peer group. In particular, the board noted that the Funds’ capital preservation strategy was a distinguishing factor impacting performance. The Board further considered the Sub-Advisory Agreement between the Adviser and the Sub-Adviser and the relevant supervisory responsibilities arising thereunder.

3. The costs of the services provided and profits realized by each of the Adviser and the Sub-Adviser and their affiliates from the relationship with the Trust. The Board considered comprehensive data and information comparing the advisory fees and expense ratios (taking into consideration the Expense Limitation Agreement) of the Funds. Although the Board determined that the Funds were distinct in ways from their peer group of ETFs, the Board determined that the advisory fees charged and overall expenses of the Funds were competitive and in line with the related universe of funds. In light of the nature, quality, and extent of services provided by the Adviser and Sub-Adviser and the costs incurred by the Adviser and Sub-Adviser in rendering those services, the Board concluded that the level of fees paid to the Adviser and Sub-Adviser with respect to each Fund were fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

4. The extent to which economies of scale have been realized as the Funds have grown. The Board considered information relating to the year-over-year trading of the Funds. It determined that the expense ratios of the Funds were well suited in light of expectations for continued asset accumulation and projected growth therefrom.

Absolute Shares Trust
Approval of Advisory Agreements and Board Considerations
(Unaudited) (concluded)

5. Benefits derived or to be derived by each of the Adviser and the Sub-Adviser from the relationship with the Trust, including Brokerage and portfolio transactions. In addition to the foregoing, the Board was presented with materials and a thorough discussion of the brokerage practices of the Adviser and Sub-Adviser, including a walk-through of the Advisor’s ability to continue providing commission-free trading to the Funds and the Advisor’s track record for delivering effective brokerage execution services for the benefit of the Funds compared to services that could otherwise be expected from unaffiliated broker-dealers. The Adviser presented on its execution services and policies and the Sub-Adviser discussed its policies and procedures for allocating brokerage. The Independent Trustees determined the brokerage policies of both the Adviser and Sub-Adviser would continue to benefit the Funds. The Independent Trustees further determined that the payments for order flow to the Adviser or Sub-Adviser, as the case may be, for portfolio transactions were fair and reasonable.

Additionally, after considering information relating to the financial condition of the Adviser and Sub-Adviser, as well as the fees and operating costs relating to the management of the Funds, the Board determined that each of the Adviser and Sub-Adviser continue to be capable of providing services to the Funds, the nature and quality of which are at least equal to those provided by others offering the same or similar services. In this determination, the Board considered the existence of the Expense Limitation Agreement (including the level of the expense limit for each Fund) and its impact on the profitability of the Sub-Adviser.

6. Potential conflicts of interest. The Board considered the experience and ability of the advisory personnel assigned to the Funds, soft-dollar arrangements and the brokerage policies of the Adviser (including a discussion of the execution policies of the Advisor), and the substance and administration of the Codes of Ethics of the Trust, the Adviser and the Sub-Adviser. The Board determined that the compliance policies of the Trust, Adviser and Sub-Adviser were each reasonably designed to monitor for and prevent violations of the federal securities laws and breaches of fiduciary duties.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the advisory fee rates and total expense ratios are reasonable in relation to the services provided by the Advisor to the Funds, as well as the costs incurred and the benefits gained by the Advisor in providing such services. The Board also found the investment advisory fees paid to the Advisor to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. As a result, all of the Board members, including the Independent Trustees, approved the Advisory Agreement.

With respect to the Sub-Advisor and based on the foregoing analysis and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the sub-advisory fee rates and total expense ratios are reasonable in relation to the services provided by the Sub-Advisor to the Funds, as well as the costs incurred and the benefits gained by the Sub-Advisor in providing such services. As a result, all of the Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement.

Absolute Shares Trust
Expense Example
For the Six-Months Ended June 30, 2016 (Unaudited)

As a shareholder you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 — June 30, 2016).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

WBI Tactical SMG Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$958.50	$4.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.07

WBI Tactical SMV Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$941.70	$4.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.07

WBI Tactical SMY Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$939.80	$4.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$5.07

WBI Tactical SMS Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$976.10	$4.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$5.02

Absolute Shares Trust
Expense Example (concluded)
For the Six-Months Ended June 30, 2016 (Unaudited)

WBI Tactical LCG Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$952.50	$4.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.07

WBI Tactical LCV Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$960.50	$4.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.07

WBI Tactical LCY Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$939.60	$4.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.94	$4.97

WBI Tactical LCS Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$976.20	$4.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$5.02

WBI Tactical Income Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$1,031.50	$4.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.14	$4.77

WBI Tactical High Income Shares
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period^
Actual	$1,000.00	$1,008.80	$4.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.09	$4.82

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six month period, 182 days, and divided by the number of days in the most recent fiscal twelve month period, 366 days.

Absolute Shares Trust
Federal Tax Information (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

WBI SMID Tactical Growth Shares	100.00%
WBI SMID Tactical Value Shares	100.00%
WBI SMID Tactical Yield Shares	100.00%
WBI SMID Tactical Select Shares	100.00%
WBI Large Cap Tactical Growth Shares	100.00%
WBI Large Cap Tactical Value Shares	100.00%
WBI Large Cap Tactical Yield Shares	100.00%
WBI Large Cap Tactical Select Shares	100.00%
WBI Tactical Income Shares	29.62%
WBI Tactical High Income Shares	22.14%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30 , 2016 was as follows:

WBI SMID Tactical Growth Shares	100.00%
WBI SMID Tactical Value Shares	100.00%
WBI SMID Tactical Yield Shares	100.00%
WBI SMID Tactical Select Shares	100.00%
WBI Large Cap Tactical Growth Shares	93.80%
WBI Large Cap Tactical Value Shares	94.70%
WBI Large Cap Tactical Yield Shares	93.90%
WBI Large Cap Tactical Select Shares	100.00%
WBI Tactical Income Shares	28.10%
WBI Tactical High Income Shares	27.80%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

WBI Tactical SMG Shares	0.00%
WBI Tactical SMV Shares	0.00%
WBI Tactical SMY Shares	0.00%
WBI Tactical SMS Shares	0.00%
WBI Tactical LCG Shares	0.00%
WBI Tactical LCV Shares	0.00%
WBI Tactical LCY Shares	0.00%
WBI Tactical LCS Shares	0.00%
WBI Tactical Income Shares	15.76%
WBI Tactical High Income Shares	0.00%

Absolute Shares Trust

Information About the Portfolio Holdings
(Unaudited)

The Trust files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Trust’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 772-5810. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are updated daily and posted on their website at www.wbishares.com.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 772-5810, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.wbishares.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 will be available by (1) calling toll-free at (800) 772-5810 and (2) the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, free of charge, on the Funds’ website at www.wbishares.com.

Privacy Policy
(Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

The Trust does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Trust may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Trust will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

Absolute Shares Trust

Advisor
Millington Securities
331 Newman Springs Rd Suite 122
Red Bank, New Jersey 07701

Sub-Advisor
WBI Investments, Inc
331 Newman Springs Rd Suite 122
Red Bank, New Jersey 07701

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
KPMG, LLP
4 Becker Farm Road
Roseland, NJ 07068

Legal Counsel
K&L Gates
599 Lexington Avenue
New York, NY 10022

Absolute Shares Trust

WBI Tactical SMG Shares	WBIA
WBI Tactical SMV Shares	WBIB
WBI Tactical SMY Shares	WBIC
WBI Tactical SMS Shares	WBID
WBI Tactical LCG Shares	WBIE
WBI Tactical LCV Shares	WBIF
WBI Tactical LCY Shares	WBIG
WBI Tactical LCS Shares	WBIL
WBI Tactical Income Shares	WBII
WBI Tactical High Income Shares	WBIH

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John A. Flanagan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

WBI Tactical SMG Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

WBI Tactical SMV Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

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WBI Tactical SMY Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

WBI Tactical SMS Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

WBI Tactical LCG Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

WBI Tactical LCV Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

WBI Tactical LCY Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

WBI Tactical LCS Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

WBI Tactical Income Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A
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WBI Tactical High Income Shares	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$11,600	$11,040
Audit-Related Fees	N/A	N/A
Tax Fees	$4,750*	$2,000*
All Other Fees	N/A	N/A

*This amount includes invoices that covered services associated with the fiscal year which were not received until the following fiscal year

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2016	FYE 06/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2016	FYE 06/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Andrew Putterman, Jude T. Depko, John A. Flanagan.

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Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Absolute Shares Trust

By (Signature and Title)* _/s/ Don Schreiber, Jr.

Don Schreiber, Jr. President and Principal Executive Officer

Date September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Don Schreiber, Jr.

Don Schreiber, Jr. President and Principal Executive Officer

Date September 7, 2016

By (Signature and Title)* _/s/ Paul Lagermasini

Paul Lagermasini, Treasurer and Principal Financial Officer

Date September 7, 2016

* Print the name and title of each signing officer under his or her signature.

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